Exhibit 99.2

Supplemental Operating and Financial Data

For the three months ended June 30, 2003.
All dollar amounts shown in this report are unaudited, except for the December 31, 2002 Consolidated Balance Sheet.
All dollar amounts are in U.S. dollars unless otherwise noted.
This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of Equity Office.
Any offers to sell or solicitations to buy any securities of Equity Office shall be made by means of a prospectus.

Corporate Data

Equity Office

Equity Office Properties Trust (“Equity Office”) is the country’s largest publicly traded owner and manager of office properties based upon equity market capitalization and square footage. At June 30, 2003, Equity Office had a national office portfolio of 721 office buildings comprising 124.1 million square feet in 19 states and the District of Columbia. Equity Office had an ownership presence in 30 Metropolitan Statistical Areas (MSAs) and in 133 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.

Equity Office employs approximately 2,400 employees that provide fully integrated real estate operations, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country. Equity Office is dedicated to customer service. Our national infrastructure allows us the opportunity to operate more efficiently, providing high-quality work environments and services to our customers, on a cost-effective basis.

Quarterly Highlights

In May 2003, Equity Office arranged for a new $1 billion line of credit to replace its expiring $1 billion credit revolver. The new facility is scheduled to mature in May 2006. The terms of the new line of credit are similar to the company’s former revolver. The co-lead banks for the transaction are Bank of America and JP Morgan Chase Bank. A total of 20 banks are participating in the new facility.

During the quarter, Equity Office continued purchasing shares through its common share repurchase program. During the three months ended June 30, 2003, Equity Office repurchased a total of 7,644,900 common shares at an average price of $26.37 per share for a total of $201.6 million. From the inception of the program on August 5, 2002, through July 3, 2003 Equity Office has repurchased a total of 22,138,300 common shares at an average price of $25.31 per share for a total of $560.4 million.

In June 2003, Equity Office redeemed its 6,000,000 7.875% Series E and its 4,000,000 8.0% Series F Cumulative Redeemable Preferred Shares at their liquidation preference of $250 million.

During the second quarter, Equity Office sold seven office properties consisting of 1,316,192 square feet and sold one parcel of vacant land for approximately $229.3 million. The properties sold were:

		Building	Square
Property	Location	Count	Feet

Office Properties:
US Bancorp	Minneapolis, MN	1	929,694
Ontario Gateway I	Ontario, CA	1	73,778
Ontario Corporate Center	Ontario, CA	1	97,076
Corona Corporate Center	Corona, CA	1	46,227
Regional Office Complex III	Redlands, CA	1	57,246
One Pacific Plaza	Huntington Beach, CA	2	112,171

		7	1,316,192

Senior Unsecured Debt Ratings
(as of 6/30/03)

Moody’s:	Baa1
Standard & Poors:	BBB+
Fitch:	BBB+

Office Portfolio Weighted Average Occupancy *
(as of 6/30/03)

Occupied	87.1%
Leased	88.9%

*	Includes consolidated and unconsolidated properties.

Office Portfolio Concentration
(as of 6/30/03)

		Based on Property Net
	Based on	Operating Income from
	Square Footage	Continuing Operations (a)

CBD	41.1%	43.8%
Suburban	58.9%	56.2%

		% of Property Net
		Operating Income
Top 10 Markets	% of	from Continuing
(as of 6/30/03)	Square Feet	Operations (a)

Boston	10.4%	13.3%
San Francisco	8.8%	11.9%
San Jose	6.9%	10.2%
Seattle	8.0%	7.6%
New York	4.0%	7.3%
Chicago	9.0%	7.0%
Washington D.C	4.9%	6.2%
Los Angeles	5.6%	5.6%
Atlanta	6.3%	4.7%
Orange County	4.9%	4.2%

	68.8%	78.0%

(a)	For the Office Property segment. See Segment Information on page 6 and 7 for the reconciliation of Property Net Operating Income from Continuing Operations to Net Income.

Board of Trustees

Samuel Zell Chairman of the Board of Trustees	John S. Moody Trustee

Richard D. Kincaid Trustee	Jerry M. Reinsdorf Trustee

Thomas E. Dobrowski Trustee	Sheli Z. Rosenberg Trustee

John A. Foster Trustee	Edwin N. Sidman Trustee

William M. Goodyear Trustee	Warren E. “Ned” Spieker, Jr. Trustee

James D. Harper, Jr. Trustee	Jan H.W.R. van der Vlist Trustee

David K. McKown Trustee	Craig G. Vought Trustee

William Wilson III Trustee

Executive Officers

Richard D. Kincaid Chief Executive Officer and President	Lawrence J. Krema Executive Vice President - Human Resources and Communications

Marsha C. Williams Executive Vice President and Chief Financial Officer	Christopher P. Mundy Executive Vice President - Strategic Planning and Operations

Peter H. Adams Executive Vice President - Strategic Planning and Operations	Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

Jeffrey L. Johnson Executive Vice President and Chief Investment Officer	Robert J. Winter Executive Vice President - Development and Portfolio Management

Equity Research Coverage

Art Havener / David AuBuchon A.G. Edwards & Sons, Inc. 314.955.3436 / 314.955.5452	David Loeb Friedman, Billings, Ramsey & Co. 703.469.1289	Greg Whyte Morgan Stanley Dean Witter & Co., Inc. 212.761.6331

Lee Schalop Banc of America Securities 212.847.5677	David Kostin The Goldman Sachs Group 212.902.6781	James Sullivan Prudential Securities 212.778.2515

Ross Smotrich / Mike Marron Bear, Stearns & Co. 212.272.8046 / 212.272.7424	John Lutzius Green Street Advisors 949.640.8780	Paul Puryear / William Crow Raymond James & Associates, Inc. 727.573.8607 / 727.573.8963

Ronald Rimer BMO Nesbitt Burns, Inc. 416.359.4238	Tony Paolone/Mike Mueller J.P. Morgan Securities, Inc. 212.622.6682 / 212.622.6689	Jay Leupp RBC Capital Markets 415.633.8588

Larry Raiman Credit Suisse First Boston Corporation 212.538.2380	David Fick / Ken Weinberg Legg Mason Wood Walker, Inc. 410.454.5018 / 410.454.5175	Jonathan Litt / Gary Boston Salomon Smith Barney, Inc. 212.816.0231 / 212.816.1383

Lou Taylor Deutsche Banc Alex. Brown 212.250.4912	David Shulman / David Harris Lehman Brothers, Inc. 212.526.3413 / 212.526.1790	Keith Mills UBS Warburg 212.713.3098

Kevin Lampo Edward D. Jones & Company 314.515.5253	Steve Sakwa / Brian Legg Merrill Lynch & Company, Inc. 212.449.0335 / 212.449.1153

Please note that any opinions, estimates or forecasts regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Company Information

Corporate Headquarters
 Two North Riverside Plaza
Suite 2100
Chicago, IL 60606 312.466.3300

Corporation Information
 Equity Office is the country’s largest
public owner and manager of office
properties (based on equity market
capitalization and square footage).
Equity Office’s initial public offering
date was July 7, 1997.

Stock Exchange Listing
 New York Stock Exchange

Trading Symbol
 EOP

Investor Relations
 Equity Office Properties Trust
Two North Riverside Plaza, Suite 2100
Chicago, IL 60606
Telephone: 312.466.3300
Fax: 312.930.4486

Contact
 Diane M. Morefield
Senior Vice President -
Investor Relations
Telephone: 312.466.3286
investorrelations@equityoffice.com

Information Requests
 To request a standard Investor Relations package, Annual Report, or to be added to our email list, please contact:

Tina Royse at 312.466.3924
tina_royse@equityoffice.com

Toll free within Canada and the United States:
800.692.5304

Financial Highlights

Financial Highlights
Key Financial Data
June 30, 2003

	As of or for the three months ended

	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002

	(Dollars in thousands, except per share data)
Shares and Units:
Common Shares Outstanding	399,263,583	406,243,857	411,200,998	418,670,035	419,035,954
Units Outstanding	49,452,596	49,916,390	50,206,731	50,496,088	51,173,304

Combined Shares and Units	448,716,179	456,160,247	461,407,729	469,166,123	470,209,258

Weighted Average — Basic	450,216,263	458,337,480	460,188,277	468,263,813	470,109,997
Weighted Average — Diluted	452,010,570	459,301,852	461,366,371	469,764,728	472,610,590
Share Price & Dividends
At the end of the period	$27.01	$25.45	$24.98	$25.82	$30.10
High during period	$27.92	$26.24	$26.10	$29.58	$31.36
Low during period	$25.52	$23.31	$23.21	$23.85	$28.38
Dividends declared on Common Shares	$0.50	$0.50	$0.50	$0.50	$0.50
Market Value of Common Equity
Combined Shares and Units	448,716,179	456,160,247	461,407,729	469,166,123	470,209,258
Share Price at the end of the period	$27.01	$25.45	$24.98	$25.82	$30.10

Market Value of Common Equity	$12,119,824	$11,609,278	$11,525,965	$12,113,869	$14,153,299

Selected Balance Sheet Data
Book Value of Real Estate Assets (before accum depr)	$25,043,651	$25,143,333	$25,163,516	$24,927,607	$24,922,697
Total Assets	24,935,336	25,138,248	25,246,783	25,706,955	25,681,850
Total Liabilities	13,182,004	12,838,923	12,728,959	12,946,479	12,862,358
Total Minority Interests	1,390,138	1,414,979	1,432,352	1,440,406	1,461,989
Total Shareholders’ Equity	10,363,194	10,884,346	11,085,472	11,320,070	11,357,503
Selected Operating Data (excluding discontinued operations)
Total Revenues	$810,959	$821,626	$872,142	$864,840	$861,889
Net — Straight Line revenue/expense adjustment	18,970	12,178	13,341	16,979	18,116
Lease Termination Fees	9,268	13,552	44,357	30,323	12,212 (a)
Capitalized Interest	1,201	3,598	4,980	6,050	4,632
Scheduled Principal Payments for consolidated debt	10,518	10,427	10,392	10,663	10,417
Corporate General and Administrative Expense (b)	17,655	13,502	16,367	13,615	18,512
Corporate G & A as a percentage of total revenues	2.2%	1.6%	1.9%	1.6%	2.1%
Earnings Per Share
Net income available for Common Shares — basic	$0.37	$0.35	$0.42	$0.40	$0.40
Net income available for Common Shares — diluted	$0.37	$0.35	$0.42	$0.40	$0.40
FFO Per Share
Funds From Operations — diluted (c)	$0.69	$0.73	$0.79	$0.77	$0.78
Portfolio Statistics Including Unconsolidated
Joint Ventures:
Office Buildings Owned	721	729	734	744	766
Total Office Square Footage	124,134,404	125,548,024	125,725,399	126,797,757	127,520,272
Office Occupancy at End of Quarter	87.1%	87.2%	88.6%	89.2%	90.0%
Industrial Properties	76	76	77	79	79
Total Industrial Square Footage	5,907,459	5,907,459	5,967,759	6,044,831	6,044,831
Industrial Occupancy at End of Quarter	84.7%	86.6%	89.3%	88.1%	91.3%
Parking Facilities	1	1	1	1	1
Number of Spaces	3,301	3,301	3,301	3,301	3,301
Residential Properties	1	1	2	2	2
Number of Units	106	106	138	138	138
Hotel Properties	2	2	2	2	2
Number of Rooms	402	402	402	402	402

(a)	There was also a $5.6 million lease termination fee included in Income from Unconsolidated Joint Ventures.

(b)	Beginning in 2003, we reclassified regional operating expenses and other costs directly associated with property operations from general and administrative expenses to property operating expenses. The regional offices exist to provide oversight for the management and leasing of the Properties. Accordingly, these expenses have been classified as property operating expenses and all prior periods have been reclassified to provide for comparability. This reclassification will not change the prior period results or shareholders’ equity.

Corporate and property operating general and administrative expenses
Corporate general and administrative expense	$17,655	$13,502	$16,367	$13,615	$18,512
Property operating general and administrative expense	22,110	19,690	19,034	17,335	19,651

Total corporate and property operating general and administrative expense	$39,765	$33,192	$35,401	$30,950	$38,163

(c)	Refer to page 19 for the reconciliation of FFO per share to Earnings Per Share.

Financial Highlights
Consolidated Statements of Operations
June 30, 2003

	For the three months ended June 30,		For the six months ended June 30,

	2003	2002	2003	2002

	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$650,147	$679,310	$1,303,096	$1,358,731
Tenant reimbursements	109,496	123,897	214,801	244,163
Parking	28,363	28,845	55,285	57,708
Other	15,732	18,368	35,847	42,735
Fee income	3,526	3,977	8,462	8,055
Interest / dividends	3,695	7,492	6,954	14,332
Realized gain on sale of marketable securities	—	—	8,143	—

Total revenues	810,959	861,889	1,632,588	1,725,724

Expenses:
Interest:
Expense incurred	206,604	202,741	411,927	407,761
Amortization of deferred financing costs and prepayment expenses	2,091	1,116	3,783	2,418
Depreciation	160,959	158,050	319,369	312,757
Amortization	15,110	12,415	29,583	24,260
Real estate taxes	92,161	94,292	183,393	189,830
Insurance	6,918	10,701	13,471	18,434
Repairs and maintenance	80,745	85,743	160,681	166,788
Property operating	103,749	105,734	202,821	202,933
Ground rent	4,870	5,287	9,466	10,797
Corporate general and administrative	17,655	18,512	31,157	35,808

Total expenses	690,862	694,591	1,365,651	1,371,786

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	120,097	167,298	266,937	353,938
Income taxes	(1,575)	(1,714)	(2,571)	(8,720)
Minority Interests:
EOP Partnership	(18,527)	(21,171)	(35,841)	(48,454)
Partially owned properties	(1,851)	(995)	(4,367)	(2,401)
Income from investments in unconsolidated joint ventures	20,946	22,297	41,710	79,925

Income from continuing operations	119,090	165,715	265,868	374,288
Discontinued operations (including net gain on sales of real estate of $44,448, $5,499, $51,725 and $2,490, respectively)	46,166	16,597	56,566	25,205

Net income	165,256	182,312	322,434	399,493
Preferred distributions	(15,395)	(15,831)	(30,856)	(31,661)

Net income available for Common Shares	$149,861	$166,481	$291,578	$367,832

Earnings per share — basic
Income from continuing operations	$0.31	$0.40	$0.66	$0.90

Net income available for Common Shares	$0.37	$0.40	$0.72	$0.89

Weighted average Common Shares outstanding	400,457,311	416,603,419	404,348,812	415,245,300

Earnings per share — diluted
Income from continuing operations	$0.30	$0.40	$0.66	$0.89

Net income available for Common Shares	$0.37	$0.40	$0.72	$0.88

Weighted average Common Shares and common share equivalents outstanding	452,010,570	472,610,590	455,646,938	472,726,956

Distributions declared per Common Share outstanding	$0.50	$0.50	$1.00	$1.00

Financial Highlights
Statements of Operations — Discontinued Operations
June 30, 2003

     In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, effective for financial statements issued for fiscal years beginning after December 15, 2001, the net income and gain/(loss) on sales of real estate for properties sold subsequent to December 31, 2001 are reflected in the consolidated statements of operations as Discontinued Operations for all periods presented.

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties and parking facilities that were sold are included in the “Corporate and Other” segment.

	For the three months ended June 30,		For the six months ended June 30,

	2003	2002	2003	2002

Property revenues	$3,373	$22,640	$12,679	$46,166
Interest income	1	21	7	24

Total revenues	3,374	22,661	12,686	46,190

Interest expense	—	(58)	236	(257)
Depreciation and amortization	126	3,507	1,762	7,389
Property operating expenses	1,528	7,883	5,827	16,052
Ground rent	—	44	18	104

Total expenses	1,654	11,376	7,843	23,288

Income before income taxes and net gain on sales of real estate	1,720	11,285	4,843	22,902
Income taxes	(2)	(187)	(2)	(187)
Net gain on sales of real estate	44,448	5,499	51,725	2,490

Net income	$46,166	$16,597	$56,566	$25,205

Property net operating income	$1,845	$14,757	$6,852	$30,114

Financial Highlights
Segment Information - Three Months Ended
June 30, 2003

     Equity Office’s primary business is the ownership and operation of Office Properties. Management operates each Office Property as an individual operating segment and has aggregated these operating segments into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. Equity Office’s long-term tenants are in a variety of businesses, and no single tenant is significant to Equity Office’s business. The property operating revenues generated at the “Corporate and Other” segment consists primarily of revenues earned by the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments.

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties and parking facilities that were sold are included in the “Corporate and Other” segment.

	For the three months ended			For the three months ended
	June 30, 2003			June 30, 2002

	Office Properties	Corporate and Other	Consolidated	Office Properties	Corporate and Other	Consolidated

	(Dollars in thousands)			(Dollars in thousands)
Property operating revenues	$791,767	$11,971	$803,738	$837,071	$13,349	$850,420
Property operating expenses	(281,008)	(2,565)	(283,573)	(293,959)	(2,511)	(296,470)

Property net operating income from continuing operations	510,759	9,406	520,165	543,112	10,838	553,950

Adjustments to arrive at net income
Other revenues	573	6,648	7,221	795	10,674	11,469
Interest expense (1)	(45,936)	(160,668)	(206,604)	(48,764)	(153,977)	(202,741)
Depreciation and amortization	(170,077)	(8,083)	(178,160)	(165,476)	(6,105)	(171,581)
Ground rent	(4,870)	—	(4,870)	(5,287)	—	(5,287)
Corporate general and administrative	—	(17,655)	(17,655)	—	(18,512)	(18,512)

Total adjustments to arrive at net income	(220,310)	(179,758)	(400,068)	(218,732)	(167,920)	(386,652)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	290,449	(170,352)	120,097	324,380	(157,082)	167,298
Income taxes	(207)	(1,368)	(1,575)	(1,940)	226	(1,714)
Minority interests	(1,841)	(18,537)	(20,378)	(975)	(21,191)	(22,166)
Income from investments in unconsolidated joint ventures	19,478	1,468	20,946	21,520	777	22,297

Income from continuing operations	307,879	(188,789)	119,090	342,985	(177,270)	165,715
Discontinued operations (including net gain on sales of real estate of $44,448 and $5,499, respectively)	46,173	(7)	46,166	16,331	266	16,597

Net income	$354,052	$(188,796)	$165,256	$359,316	$(177,004)	$182,312

Property net operating income from continuing operations	$510,759	$9,406	$520,165	$543,112	$10,838	$553,950
Property net operating income from discontinued operations	1,852	(7)	1,845	14,423	334	14,757

Total property net operating income from continuing and discontinued operations	$512,611	$9,399	$522,010	$557,535	$11,172	$568,707

Property operating margin from continuing and discontinued operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			64.7%			65.1%

Property operating margin from continuing operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			64.7%			65.1%

Capital and tenant improvements	$81,550	$7,259	$88,809	$70,792	$1,434	$72,226

Investments in unconsolidated joint ventures	$1,081,843	$8,051	$1,089,894

Total assets	$24,051,346	$883,990	$24,935,336

(1)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

Financial Highlights
Segment Information - Six Months Ended
June 30, 2003

     Equity Office’s primary business is the ownership and operation of Office Properties. Management operates each Office Property as an individual operating segment and has aggregated these operating segments into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. Equity Office’s long-term tenants are in a variety of businesses, and no single tenant is significant to Equity Office’s business. The property operating revenues generated at the “Corporate and Other” segment consists primarily of revenues earned by the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and a realized gain on sale of marketable securities.

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties and parking facilities that were sold are included in the “Corporate and Other” segment.

	For the six months ended			For the six months ended
	June 30, 2003			June 30, 2002

	Office Properties	Corporate and Other	Consolidated	Office Properties	Corporate and Other	Consolidated

	(Dollars in thousands)			(Dollars in thousands)
Property operating revenues	$1,584,825	$24,204	$1,609,029	$1,675,668	$27,669	$1,703,337
Property operating expenses	(555,163)	(5,203)	(560,366)	(572,543)	(5,442)	(577,985)

Property net operating income from continuing operations	1,029,662	19,001	1,048,663	1,103,125	22,227	1,125,352

Adjustments to arrive at net income
Other revenues	1,075	22,484	23,559	1,313	21,074	22,387
Interest expense (1)	(89,565)	(322,362)	(411,927)	(97,397)	(310,364)	(407,761)
Depreciation and amortization	(337,405)	(15,330)	(352,735)	(326,813)	(12,622)	(339,435)
Ground rent	(9,466)	—	(9,466)	(10,797)	—	(10,797)
Corporate general and administrative	—	(31,157)	(31,157)	—	(35,808)	(35,808)

Total adjustments to arrive at net income	(435,361)	(346,365)	(781,726)	(433,694)	(337,720)	(771,414)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	594,301	(327,364)	266,937	669,431	(315,493)	353,938
Income taxes	(385)	(2,186)	(2,571)	(1,985)	(6,735)	(8,720)
Minority interests	(4,347)	(35,861)	(40,208)	(2,361)	(48,494)	(50,855)
Income from investments in unconsolidated joint ventures	40,491	1,219	41,710	81,218	(1,293)	79,925

Income from continuing operations	630,060	(364,192)	265,868	746,303	(372,015)	374,288
Discontinued operations (including net gain on sales of real estate of $51,725 and $2,490, respectively)	56,688	(122)	56,566	24,674	531	25,205

Net income	$686,748	$(364,314)	$322,434	$770,977	$(371,484)	$399,493

Property net operating income from continuing operations	$1,029,662	$19,001	$1,048,663	$1,103,125	$22,227	$1,125,352
Property net operating income from discontinued operations	6,787	65	6,852	29,444	670	30,114

Total property net operating income from continuing and discontinued operations	$1,036,449	$19,066	$1,055,515	$1,132,569	$22,897	$1,155,466

Property operating margin from continuing and discontinued operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			65.1%			66.0%

Property operating margin from continuing operations (property operating revenues less property operating expenses as a percentage of property operating revenues)			65.2%			66.1%

Capital and tenant improvements	$136,990	$9,597	$146,587	$127,757	$2,684	$130,441

Investments in unconsolidated joint ventures	$1,081,843	$8,051	$1,089,894

Total assets	$24,051,346	$883,990	$24,935,336

(1)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

Financial Highlights
Earnings Per Share Calculation
June 30, 2003

	For the three months ended June 30,		For the six months ended June 30,

	2003	2002	2003	2002

	(Dollars in thousands, except per share data)
Numerator:
Income from continuing operations	$119,090	$165,715	$265,868	$374,288
Discontinued operations (including net gain on sales of real estate $44,448, $5,499, $51,725 and $2,490, respectively)	46,166	16,597	56,566	25,205
Preferred distributions	(15,395)	(15,831)	(30,856)	(31,661)

Numerator for basic earnings per share — net income available for Common Shares	149,861	166,481	291,578	367,832
Net income allocated to minority interests in EOP Partnership	18,527	21,171	35,841	48,454

Numerator for diluted earnings per share- net income available for Common Shares and common share equivalents	$168,388	$187,652	$327,419	$416,286

Denominator:
Denominator for net income available per weighted average Common Share outstanding — basic	400,457,311	416,603,419	404,348,812	415,245,300

Effect of dilutive securities:
Redemption of Units for Common Shares	49,758,952	53,506,578	49,905,628	54,886,717
Share options, put options and restricted shares	1,794,307	2,500,593	1,392,498	2,594,939

Common share equivalents	51,553,259	56,007,171	51,298,126	57,481,656

Denominator for net income available per weighted average Common Share and common share equivalent outstanding — diluted	452,010,570	472,610,590	455,646,938	472,726,956

Earnings per share — basic
Income from continuing operations, net of minority interests	$0.31	$0.40	$0.66	$0.90
Discontinued operations, net of minority interests	0.10	0.04	0.12	0.05
Preferred distributions, net of minority interests	(0.03)	(0.03)	(0.07)	(0.07)

Net income available for Common Shares	$0.37	$0.40	$0.72	$0.89

Earnings per share — diluted
Income from continuing operations	$0.30	$0.40	$0.66	$0.89
Discontinued operations	0.10	0.04	0.12	0.05
Preferred distributions	(0.03)	(0.03)	(0.07)	(0.07)

Net income available for Common Shares	$0.37	$0.40	$0.72	$0.88

Earnings per share may not total the sum of the per share components due to rounding.

Financial Highlights
Consolidated Balance Sheets
June 30, 2003

	Equity Office Properties Trust

	June 30, 2003	December 31, 2002

	(Dollars in thousands,
	except per share amounts)
Assets:
Investment in real estate	$24,456,255	$24,625,927
Developments in process	342,338	284,737
Land available for development	245,058	252,852
Accumulated depreciation	(2,379,269)	(2,077,613)

Investment in real estate, net of accumulated depreciation	22,664,382	23,085,903
Cash and cash equivalents	57,595	58,471
Tenant and other receivables (net of allowance for doubtful accounts of $12,586 and $11,695, respectively)	80,399	77,597
Deferred rent receivable	355,643	331,932
Escrow deposits and restricted cash	33,692	29,185
Investments in unconsolidated joint ventures	1,089,894	1,087,815
Deferred financing costs (net of accumulated amortization of $42,643 and $48,801, respectively)	71,229	67,151
Deferred leasing costs (net of accumulated amortization of $141,366 and $115,710, respectively)	274,756	235,002
Prepaid expenses and other assets (net of discounts of $66,378 and $66,557, respectively)	307,746	273,727

Total Assets	$24,935,336	$25,246,783

Liabilities, Minority Interests and Shareholders’ Equity:
Mortgage debt (including a net discount of $(13,230) and $(12,584), respectively)	$2,470,020	$2,507,890
Unsecured notes (including a net premium of $25,820 and $41,151, respectively)	9,242,320	9,057,651
Line of credit	282,900	205,700
Accounts payable and accrued expenses	522,905	560,101
Distribution payable	227,438	5,654
Other liabilities	436,421	391,963

Total Liabilities	13,182,004	12,728,959

Commitments and contingencies	—	—
Minority Interests:
EOP Partnership	1,206,035	1,246,543
Partially owned properties	184,103	185,809

Total Minority Interests	1,390,138	1,432,352

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500	299,500
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 4,562,900 issued and outstanding	114,073	114,073
7.875% Series E Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 6,000,000 issued and outstanding	—	150,000
8.0% Series F Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 4,000,000 issued and outstanding	—	100,000
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 399,263,583 and 411,200,998 issued and outstanding, respectively	3,993	4,112
Additional paid in capital	10,373,854	10,691,610
Deferred compensation	(9,689)	(15,472)
Dividends in excess of accumulated earnings	(563,806)	(452,636)
Accumulated other comprehensive (loss)	(67,231)	(18,215)

Total Shareholders’ Equity	10,363,194	11,085,472

Total Liabilities, Minority Interests and Shareholders’ Equity	$24,935,336	$25,246,783

Financial Highlights
Core Portfolio Segment Results
June 30, 2003

     Primarily as a result of the acquisition and disposition of certain properties, the financial data presented in the Consolidated Statements of Operations show changes in revenues and expenses from period-to-period. Therefore, we do not believe our period-to-period financial data are necessarily comparable. The following analysis shows changes attributable to the Properties that were held during the entire period being compared (the “Core Portfolio”).

	For the three months ended June 30,		Change

	2003	2002	$	%

	(Dollars in thousands)
Property Operating Revenues (excluding straight-line rent adjustment)	$779,328	$829,317	($49,989)	(6.0%)
Straight-line rent adjustment	19,501	18,771	730	3.9%

Property Operating Revenues	798,829	848,088	(49,259)	(5.8%)

Real estate taxes	90,588	94,060	(3,472)	(3.7%)
Insurance, repairs and maintenance and property operating expenses	189,033	200,864	(11,831)	(5.9%)

Property Operating Expenses	279,621	294,924	(15,303)	(5.2%)

Property Operating Revenues less Property Operating Expenses	$519,208	$553,164	($33,956)	(6.1%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses as a percentage of Property Operating Revenues)	65.0%	65.2%		(0.2%)

Property Operating Revenues less Property Operating Expenses	$519,208	$553,164	($33,956)	(6.1%)
Straight-line rent adjustment	(19,501)	(18,771)	(730)	3.9%

Property Operating Revenues less Property Operating Expenses (excluding straight line rents)	$499,707	$534,393	($34,686)	(6.5%)

Lease Termination Fees (included in Property Operating Revenues)	$9,268	$12,212	($2,944)	(24.1%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses as a percentage of Property Operating Revenues) excluding lease termination fees	64.6%	64.7%		(0.1%)

Occupancy Percentage at end (6/30/03) / start (4/1/02) of period Consolidated Office Properties	86.8%	90.4%		(3.6%)
Consolidated Industrial Properties	84.8%	92.1%		(7.3%)

Total Consolidated Properties in Core Portfolio	86.7%	90.5%		(3.8%)

Square Footage		Number of Properties
Consolidated Office Properties	111,545,799	Consolidated Office Properties		692
Consolidated Industrial Properties	5,907,459	Consolidated Industrial Properties		76

Total Consolidated Properties in Core Portfolio	117,453,258	Total Consolidated Properties		768

	For the six months ended June 30,		Change

	2003	2002	$	%

	(Dollars in thousands)
Property Operating Revenues (excluding straight-line rent adjustment)	$1,560,633	$1,658,073	($97,440)	(5.9%)
Straight-line rent adjustment	32,076	38,093	(6,017)	(15.8%)

Property Operating Revenues	1,592,709	1,696,166	(103,457)	(6.1%)

Real estate taxes	180,293	188,865	(8,572)	(4.5%)
Insurance, repairs and maintenance and property operating expenses	371,222	385,972	(14,750)	(3.8%)

Property Operating Expenses	551,515	574,837	(23,322)	(4.1%)

Property Operating Revenues less Property Operating Expenses	$1,041,194	$1,121,329	($80,135)	(7.1%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses as a percentage of Property Operating Revenues)	65.4%	66.1%		(0.7%)

Property Operating Revenues less Property Operating Expenses	$1,041,194	$1,121,329	($80,135)	(7.1%)
Straight-line rent adjustment	(32,076)	(38,093)	6,017	(15.8%)

Property Operating Revenues less Property Operating Expenses (excluding straight line rents)	$1,009,118	$1,083,236	($74,118)	(6.8%)

Lease Termination Fees (included in Property Operating Revenues)	$22,821	$30,017	($7,196)	(24.0%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses as a percentage of Property Operating Revenues) excluding lease termination fees	64.9%	65.5%		(0.6%)

Occupancy Percentage at end (6/30/03) / start (1/1/02) of period Consolidated Office Properties	86.8%	91.7%		(4.9%)
Consolidated Industrial Properties	84.8%	92.6%		(7.8%)

Total Consolidated Properties in Core Portfolio	86.7%	91.7%		(5.0%)

Square Footage		Number of Properties
Consolidated Office Properties	111,002,383	Consolidated Office Properties		691
Consolidated Industrial Properties	5,907,459	Consolidated Industrial Properties		76

Total Consolidated Properties in Core Portfolio	116,909,842	Total Consolidated Properties		767

Financial Highlights
Joint Venture Information
June 30, 2003

Investments in Unconsolidated Joint Ventures

				Equity Office's
				Effective	Equity Office's
		Percent		Ownership	Effective
Joint Venture Name	Property	Occupied	Square Feet	Percentage (a)	Square Feet

Office Properties
One Post Office Square Associates	One Post Office Square	88.1%	765,296	50%	382,648
BeaMetFed, Inc.	75-101 Federal Street	89.8%	813,195	51.61%	419,707
Rowes Wharf Associates	Rowes Wharf	80.8%	344,645	44%	151,644
10 & 30 South Wacker, L.L.C.	10 & 30 South Wacker	89.9%	2,003,288	75%	1,502,466
Monument Center, L.L.C.	Bank One Center	91.2%	1,057,877	25%	264,469
Pasadena Towers, L.L.C.	Pasadena Towers	84.6%	439,366	25%	109,842
Promenade II, L.L.C.	Promenade II	95.8%	774,344	50%	387,172
SunTrust Center, L.L.C.	SunTrust Center	90.3%	640,741	25%	160,185
Preston Commons Limited Partnership	Preston Commons	91.3%	418,604	50%	209,302
Sterling Plaza Limited Partnership	Sterling Plaza	92.9%	302,747	50%	151,374
Columbia Center, L.L.C.	Bank of America Tower	75.1%	1,537,932	50.1%	770,504
One Post	One Post Street	92.7%	421,121	50%	210,561
Three Bellevue, L.L.C.	Key Center	99.6%	472,929	80%	378,343
1301 Investor, L.P.	1301 Avenue of the Americas	99.9%	1,765,694	84.47%	1,491,482
WEO — Concar, L.L.C.	Concar	99.0%	219,318	79.96%	175,367
Foundry Square Assoc IV L.L.C.	Foundry Square IV (b)	99.9%	225,490	(b )	90,196

Total Square Feet:			12,202,587		6,855,262

Other Joint Ventures
Wright Runstad Associates L.P.	N/A	N/A	N/A	30.0%	N/A
Regus Equity Business Centers, L.L.C.	N/A	N/A	N/A	50.0%	N/A

(a)  The amounts shown above approximate Equity Office’s economic ownership interest for the period presented. Cash flow from operations, capital transactions and net income are allocated to the joint venture partners in accordance with their respective partnership agreements. Equity Office’s share of these items is subject to change based on, among other things, the operations of the property and the timing and amount of capital transactions.

(b)  Foundry Square IV was sold in July 2003.

Financial Highlights
Net Effective Square Footage for Office Properties
June 30, 2003

	Equity Office's Effective	Square	Effective
	Ownership Percentage (a)	Feet	Square Feet

Equity Office’s Ownership	100%	106,522,737	106,522,737

Equity Office’s Consolidated Joint Ventures
222 Berkeley Street	91.5%	519,608	475,441
500 Boylston Street	91.5%	706,864	646,781
Wells Fargo Center	75%	1,117,439	838,079
Washington Mutual Tower	75%	1,207,823	905,867
Plaza at LaJolla Village	66.7%	635,419	423,634
Park Avenue Tower	94%	568,060	533,976
850 Third Avenue	94%	568,867	534,735
2951 28th Street	98%	85,000	83,300

Subtotal		5,409,080	4,441,813

Equity Office’s Unconsolidated Joint Ventures
One Post Office Square	50%	765,296	382,648
75-101 Federal Street	51.61%	813,195	419,707
Rowes Wharf	44%	344,645	151,644
10 & 30 South Wacker	75%	2,003,288	1,502,466
Bank One Center	25%	1,057,877	264,469
Pasadena Towers	25%	439,366	109,842
Promenade II	50%	774,344	387,172
SunTrust Center	25%	640,741	160,185
Preston Commons	50%	418,604	209,302
Sterling Plaza	50%	302,747	151,374
Bank of America Tower	50.1%	1,537,932	770,504
One Post	50%	421,121	210,561
Key Center	80%	472,929	378,343
1301 Avenue of the Americas	84.47%	1,765,694	1,491,482
Concar	79.96%	219,318	175,367
Foundry Square IV (b)	(b )	225,490	90,196

Subtotal		12,202,587	6,855,262

Total Net Effective Square Footage		124,134,404	117,819,812

(a)	The amounts shown above approximate Equity Office’s economic ownership interest for the period presented. Cash flow from operations, capital transactions and net income are allocated to the joint venture partners in accordance with their respective partnership agreements. Equity Office’s share of these items is subject to change based on, among other things, the operations of the property and the timing and amount of capital transactions.

(b)	Foundry Square IV was sold in July 2003.

Financial Highlights
Developments
June 30, 2003

					Equity Office’s

	Estimated							Total
	Placed in					Costs	Total	Project	Current
	Service		Number of	Square	Ownership	Incurred To	Estimated	Estimated	Percentage
(Dollars in thousands)	Date (a)	Location	Buildings	Feet	Percentage (a)	Date (a)	Costs (a)	Costs (a)	Leased

Wholly-Owned
Kruse Woods V	3Q/2003	Lake Oswego, OR	1	184,000	100%	$21,862	$33,900	$33,900	6%
Douglas Corporate Center II	3Q/2003	Roseville, CA	1	108,000	100%	10,806	16,800	16,800	21%
Cambridge Science Center	1Q/2004	Cambridge, MA	1	131,000	100%	22,144	52,200	52,200	0%

			3	423,000		54,812	102,900	102,900	8%

Joint Ventures
Ferry Building (b)	3Q/2002	San Francisco, CA	1	242,000	(b )	71,187	87,000	110,500	70%
Foundry Square II (c)	3Q/2002	San Francisco, CA	1	502,200	87.5%	130,093	176,400	184,400	55%
Water’s Edge Phase I (d)	3Q/2002	Los Angeles, CA	2	240,000	87.5%	54,815	74,300	76,500	0%

			4	984,200		256,095	337,700	371,400	45%

Grand Total/Weighted Average			7	1,407,200		$310,907	$440,600	$474,300	34%

Balance Sheet Reconciliation of Developments:
Consolidated developments — costs incurred as reflected above:
Wholly-owned				$54,812
Joint venture				256,095
Minority interests portion of consolidated developments				31,431

Total developments in process on the consolidated balance sheet				$342,338

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

For Joint Ventures, Equity Office’s Costs Incurred To Date and the Total Estimated Costs represent Equity Office’s required capital based on Equity Office’s Ownership Percentage plus any financing or preferred equity provided by Equity Office as described in each of the footnotes below.

The Total Project Estimated Costs represent 100% of the development’s estimated costs including Equity Office’s and any unaffiliated parties’ portions.

The Total Estimated Costs and the Total Project Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

(b)	A joint venture between Equity Office and other unaffiliated parties leased the Ferry Building from the City and County of San Francisco, through its Port Commission (the “Port”). Under this lease, the Port is paid a stated base rent. In addition, once the lessee has received from the project a cumulative preferred return of 8% (prior to stabilization) and 11% (after stabilization), then 50% of the proceeds from the operation and ownership of the project are paid to the Port as percentage rent.

The joint venture is redeveloping the Ferry Building in a manner to permit the use of federal rehabilitation tax credits (“Historic Tax Credits”). Since the original members of the joint venture could not take full advantage of the Historic Tax Credits, the joint venture admitted a new member who could do so. This investor member has contributed approximately $21.3 million in equity, will contribute an additional $2.2 million to fund a portion of the Total Project Estimated Costs for the project, and will be entitled to a preferred return with an effective annual rate of approximately 3% on its capital investment. The investor member’s interest in the joint venture is subject to put/call rights during the sixth and seventh years after the Ferry Building is placed in service. Upon the purchase of the investor member’s interest pursuant to the put/call, it is estimated that the joint venture will retain approximately $11 million of the capital contributed by the investor member, based on a formula to determine the purchase price for the investor member’s interest and after taking into account the preferred return that will have been paid to the investor member by such time.

(c)	Equity Office’s joint venture partner funded $8 million of capital. Equity Office will fund the balance of the capital required for the project. Equity Office will also provide financing for up to 70% of the Total Project Estimated Costs at an interest rate at the greater of 6.5% or LIBOR plus 3.25%, generally maturing 36 months after initial funding or earlier at the option of Equity Office in the event that alternative financing sources are available on terms reasonably acceptable to the joint venture partner. At June 30, 2003, Equity Office had committed to finance approximately $117 million, of which approximately $94 million was outstanding.

(d)	In June 2001, Equity Office and a third party entered into a joint venture agreement for the purpose of developing, constructing, leasing and managing Water’s Edge Phase I with Total Project Estimated Costs of approximately $77 million and acquired a vacant land parcel for approximately $14 million for a total project outlay of $91 million. At closing, the joint venture partner contributed approximately $4 million for Water’s Edge Phase I and the Water’s Edge vacant land. Equity Office has committed to fund the remaining balance of the equity up to $87 million in the form of common equity of approximately $29 million and preferred equity of up to approximately $58 million. Equity Office will receive a preferred return of 16% for $13 million and LIBOR plus 2.5% for $45 million.

In addition to the developments described above, Equity Office owns or has under option various land parcels available for development. These sites represent possible future development of up to approximately 12 million square feet of office space. The development of these sites will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain. These various sites include, among others : Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe, San Diego, CA; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Waters Edge, Los Angeles, CA; Skyport Plaza, San Jose, CA; Foundry Square, San Francisco, CA; San Rafael Corporate Center, San Rafael, CA; Station Oaks, Walnut Creek, CA; Parkshore Plaza, Folsom, CA; City Center Bellevue; Bellevue, WA; and 8th Street, Bellevue, WA.

Financial Highlights
Debt Summary
June 30, 2003

			All in/
Consolidated Debt:		Coupon/	Effective	Principal	Maturity	Due at	Years to
Property		Stated Rate	Rate (a)	Balance	Date	Maturity	Maturity

		(Dollars in thousands)
Secured Mortgage Debt
Industrial Drive Warehouse		7.60%	7.60%	$2,028	09/01/03	$1,989
Fremont Bayside		7.60%	7.60%	5,467	09/01/03	5,413
Canterbury Green		7.75%	7.75%	19,250	12/01/03	19,250
Three Stamford Plaza		7.75%	7.75%	16,750	12/01/03	16,750
Four Stamford Plaza		7.75%	7.75%	16,000	12/01/03	16,000
Texaco Center		6.94%	6.94%	42,500	01/01/04	42,500
LL&E Tower		6.94%	6.94%	37,500	01/01/04	37,500
BP Tower		7.34%	7.34%	84,589	03/01/04	83,904
110 Atrium Place		7.68%	7.84%	20,024	03/01/04	19,821
John Marshall		8.63%	8.63%	17,355	06/01/04	16,744
Worldwide Plaza		7.92%	7.92%	182,469	07/10/04	173,252
Sixty State Street		9.50%	8.12%	73,948	01/01/05	72,267
Island Corporate Center		6.75%	8.03%	12,641	04/01/05	12,275
1740 Technology Drive		8.00%	6.80%	17,339	04/01/05	15,684
San Mateo Baycenter II		9.45%	6.80%	9,932	04/01/05	9,449
One Market		8.40%	8.40%	138,076	10/01/05	132,858
One Market		6.90%	6.90%	39,180	10/01/05	38,069
Central Park		7.50%	7.50%	56,149	11/01/05	54,697
Washington Mutual Tower		7.53%	7.77%	79,100	11/30/05	79,100
Walnut Hill		7.15%	7.15%	13,758	12/10/05	13,203
Norwest Center		8.74%	7.97%	110,000	12/31/05	110,000
Perimeter Center		7.08%	7.08%	198,181	03/31/06	184,744
580 California		6.88%	6.88%	27,882	04/01/06	25,468
580 California		6.90%	6.90%	29,385	04/01/06	28,349
Bayhill Office Center		8.35%	7.94%	50,265	12/01/06	45,751
Bayhill Office Center		6.90%	6.90%	39,180	12/01/06	37,422
Reston Town Center		7.97%	7.97%	86,188	01/01/07	81,194
Reston Town Center		6.90%	6.90%	29,385	01/01/07	28,030
E.J. Randolph		8.19%	8.19%	14,004	01/01/07	12,935
Northridge I		8.19%	8.19%	12,697	01/01/07	11,728
Westbrook Corporate Center		8.00%	8.00%	96,642	05/01/07	87,844
Wilshire Palisades		6.45%	6.45%	39,626	07/01/08	36,854
Corporate 500 Centre		6.66%	7.98%	82,485	11/01/08	80,006
Bayside Plaza		7.26%	7.62%	14,693	08/15/09	12,435
Centerside II		7.26%	7.72%	22,834	08/15/09	19,325
700 North Brand		7.26%	7.88%	25,361	08/15/09	21,464
Golden Bear Center		7.26%	7.72%	19,278	08/15/09	16,316
Bixby Ranch		7.26%	7.62%	26,858	08/15/09	22,731
One Memorial		7.26%	7.88%	59,425	08/15/09	50,293
Peninsula Office Park		7.23%	7.78%	83,085	11/01/09	70,026
Embarcadero Place		7.23%	7.78%	35,965	11/01/09	30,313
201 California Street		7.23%	7.96%	41,856	11/01/09	35,363
Tower 56		7.23%	7.87%	23,592	11/01/09	19,884
125 Summer Street		7.23%	8.12%	74,332	11/01/09	62,649
Park Avenue Tower / 850 Third Avenue		8.47%	8.51%	185,420	06/30/10	180,000
The Plaza at La Jolla Village		6.87%	7.50%	78,061	01/10/11	69,608
San Felipe Plaza		5.81%	5.81%	49,242	12/01/12	41,212
Santa Monica Business Park		9.88%	7.36%	7,273	12/10/13	—

Secured — Fixed		7.62%	7.70%	2,447,250		2,282,669	3.7

Secured — Variable
Worldwide Plaza	LIBOR + 55 bps	1.82%	1.82%	36,000	07/10/04	36,000

Secured — Variable		1.82%	1.82%	36,000		36,000	1.0

Total Secured Debt		7.53%	7.61%	2,483,250		2,318,669	3.7

Unsecured Debt
$1B Revolving Credit Facility	LIBOR + 60 bp plus facility	1.86%	2.06%	282,900	05/08/06	282,900
	fee of 20 bp on $1.0 billion

Line of Credit — Variable		1.86%	2.06%	282,900		282,900	2.9

Financial Highlights
Debt Summary
June 30, 2003

			All in/
		Coupon/	Effective	Principal	Maturity	Due at	Years to
Property		Stated Rate	Rate (a)	Balance	Date	Maturity	Maturity

		(Dollars in thousands)
Fixed Interest Rate Notes Payable:
3 Year Unsecured Notes		7.38%	7.55%	400,000	11/15/03	400,000
5 Year Unsecured Notes		6.50%	4.59%	300,000	01/15/04	300,000
9 Year Unsecured Notes		6.90%	6.27%	100,000	01/15/04	100,000
5 Year Unsecured Notes		6.80%	6.10%	200,000	05/01/04	200,000
6 Year Unsecured Notes		6.50%	5.31%	250,000	06/15/04	250,000
7 Year Unsecured Notes		7.24%	7.26%	30,000	09/01/04	30,000
8 Year Unsecured Notes		6.88%	6.40%	125,000	02/01/05	125,000
7 Year Unsecured Notes		6.63%	4.99%	400,000	02/15/05	400,000
7 Year Unsecured Notes		8.00%	6.49%	100,000	07/19/05	100,000
8 Year Unsecured Notes		7.36%	7.69%	50,000	09/01/05	50,000
6 Year Unsecured Notes		8.38%	7.65%	500,000	03/15/06	500,000
9 Year Unsecured Notes		7.44%	7.74%	50,000	09/01/06	50,000
10 Year Unsecured Notes		7.13%	6.74%	100,000	12/01/06	100,000
9 Year Unsecured Notes		7.00%	6.80%	1,500	02/02/07	1,500
9 Year Unsecured Notes		6.88%	6.83%	25,000	04/30/07	25,000
9 Year Unsecured Notes		6.76%	6.76%	300,000	06/15/07	300,000
10 Year Unsecured Notes		7.41%	7.70%	50,000	09/01/07	50,000
7 Year Unsecured Notes		7.75%	7.91%	600,000	11/15/07	600,000
10 Year Unsecured Notes		6.75%	6.97%	150,000	01/15/08	150,000
10 Year Unsecured Notes		6.75%	7.01%	300,000	02/15/08	300,000
8 Year Unsecured Notes (b)		7.25%	7.64%	325,000	11/15/08	325,000
10 Year Unsecured Notes		6.80%	6.94%	500,000	01/15/09	500,000
10 Year Unsecured Notes		7.25%	7.14%	200,000	05/01/09	200,000
11 Year Unsecured Notes		7.13%	6.97%	150,000	07/01/09	150,000
10 Year Unsecured Notes		8.10%	8.22%	360,000	08/01/10	360,000
10 Year Unsecured Notes		7.65%	7.20%	200,000	12/15/10	200,000
10 Year Unsecured Notes		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year Unsecured Notes		6.75%	7.02%	500,000	02/15/12	500,000
10 Year Unsecured Notes		5.88%	5.98%	500,000	01/15/13	500,000
20 Year Unsecured Notes		7.88%	8.08%	25,000	12/01/16	25,000
20 Year Unsecured Notes		7.35%	8.08%	200,000	12/01/17	200,000
20 Year Unsecured Notes		7.25%	7.54%	250,000	02/15/18	250,000
30 Year Unsecured Notes		7.50%	8.24%	150,000	10/01/27	150,000
30 Year Unsecured Notes		7.25%	7.31%	225,000	06/15/28	225,000
30 Year Unsecured Notes		7.50%	7.55%	200,000	04/19/29	200,000
30 Year Unsecured Notes		7.88%	7.94%	300,000	07/15/31	300,000

Total Unsecured Notes		7.15%	6.98%	9,216,500		9,216,500	7.4

Total Consolidated Debt — Fixed		7.24%	7.13%	11,663,750		$11,499,169	6.7

Total Consolidated Debt — Variable		1.86%	2.04%	318,900		$318,900	2.7

Net discount on mortgage debt				(13,230)
Net premium on unsecured notes				25,820

Total Consolidated Debt		7.10%	6.99%	$11,995,240		$11,818,069	6.6

Equity Office’s Pro Rata Share of Unconsolidated Joint Venture Debt
One Post Office	LIBOR + 45 bp	1.31%	1.31%	$55,000	08/01/03	$55,000
Key Center	LIBOR + 150 bp	2.68%	2.68%	47,433	11/10/03	47,433
Bank of America	LIBOR + 115 bp	2.33%	2.33%	97,695	12/14/04	97,695
SunTrust Center	LIBOR + 80 bp	2.03%	2.03%	12,500	12/14/04	12,500
1301 Avenue of the Americas — fixed rate		7.79%	8.01%	363,051	08/01/05	355,352
1301 Avenue of the Americas — variable rate	LIBOR + 400 bp	5.32%	5.57%	90,960	08/01/05	89,088
Bank One Center	LIBOR + 80 bp	2.03%	2.03%	16,250	12/14/05	16,250
Promenade II		7.84%	7.84%	43,245	10/01/06	39,325
Promenade II		6.90%	6.90%	9,795	10/01/06	9,391
Pasadena Towers		6.92%	6.92%	15,750	08/01/08	14,665
75-101 Federal Street		5.05%	5.05%	63,988	11/01/12	52,676

Equity Office’s Pro Rata Share of Unconsolidated Joint Venture Debt		5.68%	5.81%	$815,667		$789,375	2.5

Total Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		7.01%	6.92%	$12,810,907		$12,607,444	6.3

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

(b)	The notes are exchangeable into Common Shares at an exchange rate of $34.00 per share. If the closing price at the time a holder exercises its exchange right is less than the exchange price of $34.00, the holder will receive, in lieu of Common Shares, cash in an amount equal to 97% of the product of the number of Common Shares into which the principal amount of notes subject to such exercise would otherwise be exchangeable and the current market price per Common Share.

Financial Highlights
Debt Maturity (excludes principal payments)
June 30, 2003

						All in/
	Consolidated	Unconsolidated				Effective
Year	Secured Debt	Secured Debt	Unsecured Notes	Line of Credit	Total	Rate (a)

	(Dollars in thousands)
2003	$59,402	$102,433	$400,000	—	$561,835	6.55%
2004	409,721	110,195	880,000	—	1,399,916	5.67%
2005	537,602	460,690	675,000	—	1,673,292	6.83%
2006	321,734	48,716	650,000	$282,900	1,303,350	6.25%
2007	221,731	—	976,500	—	1,198,231	7.58%
2008	116,860	14,665	775,000	—	906,525	7.29%
2009	360,799	—	850,000	—	1,210,799	7.25%
2010	180,000	—	560,000	—	740,000	8.01%
2011	69,608	—	1,100,000	—	1,169,608	6.87%
2012	41,212	52,676	500,000	—	593,888	6.76%
2013	—	—	500,000	—	500,000	5.98%
2016	—	—	25,000	—	25,000	8.08%
2017	—	—	200,000	—	200,000	8.08%
2018	—	—	250,000	—	250,000	7.54%
2027	—	—	150,000	—	150,000	8.24%
2028	—	—	225,000	—	225,000	7.31%
2029	—	—	200,000	—	200,000	7.55%
2031	—	—	300,000	—	300,000	7.94%

	$2,318,669	$789,375	$9,216,500	$282,900	$12,607,444	6.92%

(a)	Includes the effect of terminated interest rate protection and swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

Restrictions and Covenants under Unsecured Indebtedness

     Agreements or instruments relating to our unsecured notes and the line of credit contain certain financial restrictions and requirements described below. As of June 30, 2003, we were in compliance with each of these financial restrictions and requirements.

     Set forth below are the financial restrictions and requirements to which we are subject under our current line of credit agreement:

•	total liabilities to total asset value may not exceed 0.55:1 at any time;

•	earnings before interest, taxes, depreciation and amortization to interest expense may not be less than 2.00:1;

•	cash flow to fixed charges may not be less than 1.5:1;

•	secured debt to total asset value may not exceed 0.40:1;

•	unsecured debt to unencumbered asset value may not exceed 0.55:1;

•	unencumbered net operating income to unsecured debt service may not be less than 2.0:1;

•	consolidated tangible net worth may not be less than the sum of $10.7 billion and 70% of all net offering proceeds received by Equity Office or EOP Partnership after December 31, 2002;

•	we may not pay any distributions on Common Shares and Units in excess of 90% of annual funds from operations; and

•	our investments in unimproved assets, interest in taxable REIT subsidiaries, developments, unconsolidated joint ventures, mortgages and securities, in the aggregate, may not exceed 25% of our total asset value.

     Set forth below are the financial restrictions and requirements to which we are subject under our unsecured note indentures.

•	Debt to Adjusted Total Assets may not exceed 0.60:1

•	Secured Debt to Adjusted Total Assets may not exceed 0.40:1

•	Consolidated Income Available for Debt Service to Annual Debt Service charge may not be less than 1.50:1

•	Total Unencumbered Assets to Unsecured Debt may not be less than 1.50:1

     The calculations and results for the financial covenants will be included in Equity Office’s Form 10-Q for the current quarter.

Financial Highlights
Tenant Leasing Summary
June 30, 2003

	For the three months ended	For the three months ended	For the six months ended
	June 30, 2003	March 31, 2003 (a)	June 30, 2003

Gross Leasing Activity for Tenants Taking Occupancy for the Periods Presented
Office Properties:
Leasing Square Footage	4,632,148	5,886,286	10,518,434
Weighted Average Term	4.98	5.12	5.03
Industrial Properties:
Leasing Square Footage	78,684	259,880	338,564
Weighted Average Term	4.02	1.92	2.39
Total Properties:
Leasing Square Footage	4,710,832	6,146,166	10,856,998
Weighted Average Term	4.97	4.99	4.95

Rental Rate Changes (b)
(Dollars presented on a per square foot basis)

	Including	Excluding	Including	Excluding	Including	Excluding
	Straight Line	Straight Line	Straight	Straight Line	Straight	Straight Line
Office Properties:	Rents	Rents (c)	Line Rents	Rents (c)	Line Rents	Rents (c)

Rate on expiring leases	$28.20	$28.63	$27.41	$28.00	$27.80	$28.25
Rate on terminated leases	28.34	29.17	35.18	34.49	32.83	32.92

Rate on expiring and terminated leases	28.23	28.73	29.38	29.65	28.89	29.27
Rate on new and renewal leases	26.61	26.04	27.17	26.24	26.95	26.28

Change from expiring and terminated leases	($1.62)	($2.69)	($2.21)	($3.41)	($1.94)	($2.99)

% Change from expiring and terminated leases	-5.7%	-9.4%	-7.5%	-11.5%	-6.7%	-10.2%

Change from expiring leases only	($1.59)	($2.59)	($0.24)	($1.76)	($0.85)	($1.97)

% Change from expiring leases only	-5.6%	-9.0%	-0.9%	-6.3%	-3.1%	-7.0%

Industrial Properties:
Rate on expiring leases	$8.43	$8.53	$6.36	$7.23	$6.73	$7.46
Rate on terminated leases	13.09	13.40	14.27	14.72	13.48	13.88

Rate on expiring and terminated leases	9.76	9.92	6.88	7.73	7.33	8.04
Rate on new and renewal leases	10.49	9.24	4.57	4.51	5.89	5.55

Change from expiring and terminated leases	$0.73	($0.68)	($2.31)	($3.22)	($1.44)	($2.49)

% Change from expiring and terminated leases	7.5%	-6.9%	-33.6%	-41.7%	-19.6%	-31.0%

Change from expiring leases only	$2.06	$0.71	($1.79)	($2.72)	($0.84)	($1.91)

% Change from expiring leases only	24.4%	8.3%	-28.1%	-37.6%	-12.5%	-25.6%

(a)	This period has been restated due to a minor error in the previously disclosed calculation.

(b)	The rental rates are presented on an annual weighted-average basis based on square footage.

(c)	Rental rates excluding straight-line rents represents the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, multiplied by 12 months. This amount reflects total base rent and estimated expense reimbursements without regard to any rent abatements and contractual increases or decreases in rent.

Financial Highlights
Capital Improvements, Tenant Improvements and Leasing Commissions
June 30, 2003

Tenant Improvements and Lease Costs

     The amounts shown below represent the total tenant improvement and leasing commissions for leases which commenced during the period, regardless of when such costs were actually paid, which is a useful measure of the total tenant improvement and leasing commission costs for the period presented.

	For the three months ended June 30, 2003		For the six months ended June 30, 2003

	(Dollars in thousands except per square foot amounts)
		Total Cost per		Total Cost per
	Total Costs	Square Foot Leased	Total Costs	Square Foot Leased

Consolidated Properties: Office Properties:
Renewals	$32,497	$12.47	$56,315	$10.56
Retenanted	35,340	20.08	78,598	19.16

Total / Weighted Average	$67,837	$15.54	$134,913	$14.30

Industrial Properties:
Renewals	$336	$15.28	$481	$2.89
Retenanted	361	5.95	593	3.45

Total / Weighted Average	$697	$8.43	$1,074	$3.17

Unconsolidated Joint Ventures (a):
Renewals	$1,697	$17.01	$9,889	$31.06
Retenanted	673	11.19	2,830	20.51

Total / Weighted Average	$2,370	$14.82	$12,719	$27.87

(a)	Represents Equity Office’s share of unconsolidated joint venture tenant improvement and leasing costs. All joint ventures are office properties.

     The above information includes actual capital improvements incurred and tenant improvements and leasing commissions for leases which commenced during the period shown. The amounts included in the consolidated statement of cash flows represent the cash expenditures made during the period. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures as well as expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other. The reconciliation between the amounts above for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

Capital improvements:
Capital improvements	$8,767	$13,807
Development costs	22,170	45,767
Redevelopment costs (a)	1,874	5,545

Total capital improvements	32,811	65,119

Tenant improvements and leasing commissions:
Office Properties	67,837	134,913
Industrial Properties	697	1,074
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	6,515	8,371
Timing differences	16,185	9,176

Total capital improvements, tenant improvements and leasing commissions	124,045	218,653

Capital and tenant improvements from consolidated statement of cash flows	88,809	146,587
Lease commissions and other costs from consolidated statement of cash flows	35,236	72,066

Total capital improvements, tenant improvements and leasing commissions on the consolidated statement of cash flows	124,045	218,653

(a)	Redevelopment properties are Tabor Center, Polk & Taylor Buildings and Worldwide Plaza.

Unconsolidated Properties (b):
Capital improvements	$1,401	$1,676
Development costs	(215)	4,331

Total capital improvements	$1,186	$6,007

(b)	Amounts shown are Equity Office’s share of unconsolidated joint ventures. All joint ventures are office properties.

Reconciliation of Non-GAAP
Financial Information to Most
Directly Comparable GAAP
Financial Measure

Non-GAAP Disclosures
Funds From Operations
June 30, 2003

     Funds from Operations (“FFO”) is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), to be an appropriate measure of performance for an equity REIT, for the reasons, and subject to the qualifications, specified in paragraph (a) below.

     The following table reflects the reconciliation of FFO to net income available for common shares, the most directly comparable GAAP measure, for the periods presented:

	For the three months ended					For the six months ended

	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002	6/30/2003	6/30/2002

	(Dollars in thousands except, per share data)
Net income available for Common Shares	$149,861	$141,717	$171,632	$168,178	$166,481	$291,578	$367,832
Add back (deduct):
Net income allocated to minority interests in EOP Partnership	18,527	17,314	20,485	20,266	21,171	35,841	48,454
Net gain on sale of unconsolidated joint venture	—	—	—	—	(150)	—	(429)
Real estate related depreciation and amortization (including Equity Office’s share of unconsolidated joint ventures)	185,905	181,482	179,523	176,799	180,791	367,387	356,164
Real estate related depreciation and amortization less net (gain) / loss on sales of real estate included in discontinued operations	(44,109)	(5,628)	(6,354)	(2,943)	(1,973)	(49,737)	4,938

Funds from Operations (a)	$310,184	$334,885	$365,286	$362,300	$366,320	$645,069	$776,959

CASH FLOW PROVIDED BY (USED FOR):
Operating Activities	$273,818	$251,587	$342,241	$406,488	$363,639	$525,405	$642,220
Investing Activities	127,251	(56,569)	(37,399)	(22,408)	(32,250)	70,682	144,980
Financing Activities	($431,929)	(190,166)	(701,905)	(228,786)	(334,987)	(622,095)	(548,081)

Net (decrease) increase in cash and cash equivalents	($30,860)	$4,852	($397,063)	$155,294	($3,598)	($26,008)	$239,119

Reconciliation of diluted earnings per share to diluted funds from operations per share:
Net income available for Common Shares	$0.37	$0.35	$0.42	$0.40	$0.40	$0.72	$0.88
Real estate related depreciation and amortization (including Equity Office’s share of unconsolidated joint ventures)	0.41	0.40	0.39	0.38	0.38	0.81	0.75
Real estate related depreciation and amortization less net (gain) / loss on sales of real estate included in discontinued operations	(0.10)	(0.01)	(0.01)	(0.01)	—	(0.11)	0.01

Funds from operations available for Common Shares (b)	$0.69	$0.73	$0.79	$0.77	$0.78	$1.42	$1.64

Weighted average Common Shares, Units and common share equivalents outstanding - Diluted	452,010,570	459,301,852	461,366,371	469,764,728	472,610,590	455,646,938	472,726,956

(a)	FFO is defined as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of properties (which we believe includes impairments on properties held for sale), plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance between equity REITs. Investors should review FFO along with GAAP net income available for Common Shares and cash flow from operating activities, investing activities and financing activities, when trying to understand an equity REIT's operating performance. Equity Office computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of Equity Office's financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of Equity Office's liquidity, nor is it indicative of funds available to fund Equity Office’s cash needs, including its ability to make cash distributions.

(b)	FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

Ratio of Earnings to Combined Fixed Charges and Preferred Distributions (c)	1.6	1.6	1.8	1.8	2.0	1.6	1.9

     The term “earnings” is the amount resulting from adding and subtracting the following items. Add the following: (a) Pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees, (b) fixed charges, (c) amortization of capitalized interest, (d) distributed income of equity investees, and (e) our share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges. From the total of the added items, subtract the following: (a) interest capitalized, (b) preference security dividend requirements of consolidated subsidiaries and (c) the minority interest in pre-tax income of subsidiaries that have not incurred fixed charges. Equity investees are investments that we account for using the equity method of accounting.

     The term “fixed charges and preferred distributions” means the sum of the following: (a) interest expensed and capitalized, (b) amortized premiums, discounts and capitalized expenses related to indebtedness, (c) an estimate of the interest within rental expense, and (d) preference security dividend requirements of consolidated subsidiaries.

(c)	The presentation of this ratio is required by the SEC and is calculated in accordance with the definition provided by the SEC.

Non-GAAP Disclosures
Earnings Before Interest, Taxes, Depreciation and Amortization
June 30, 2003

     Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a non-GAAP financial measure and is presented because Equity Office considers EBITDA to be an indicative measure of its operating performance due to the significance of Equity Office’s long-lived assets and because this data can be used to measure Equity Office’s ability to service debt, fund capital expenditures and expand its business. However, this data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by generally accepted accounting principles (“GAAP”). In addition, EBITDA as calculated by Equity Office may not be comparable to similarly titled measures reported by other companies. Realized gain on sale of marketable securities, interest expense, depreciation and amortization, taxes, impairment on securities and other investments, impairment on assets held for sale, minority interests, net gain on sales of real estate, extraordinary items, cumulative effect of a change in accounting principle, put option settlements and preferred distributions for consolidated properties and unconsolidated joint ventures which are not reflected in the presentation of EBITDA, have been, and will or may be, incurred by Equity Office. Investors are cautioned that these excluded items are significant components in understanding and assessing Equity Office’s financial performance.

	For the three months ended June 30,		For the six months ended June 30,

	2003	2002	2003	2002

	(Dollars in thousands)
Net income available for Common Shares	$149,861	$166,481	$291,578	$367,832
Addback (deduct):
Interest expense	206,604	202,741	411,927	407,761
Interest expense included in discontinued operations	—	(58)	236	(257)
Loan amortization	2,091	1,116	3,783	2,418
Loan amortization included in discontinued operations	(213)	(19)	(226)	(39)
Depreciation and lease amortization	176,069	170,465	348,952	337,017
Depreciation and lease amortization included in discontinued operations	339	3,526	1,988	7,428
Income taxes	1,575	1,714	2,571	8,720
Income taxes included in discontinued operations	2	187	2	187
Minority interests — EOP Partnership	18,527	21,171	35,841	48,454
Minority interests — partially owned properties	1,851	995	4,367	2,401
Income from investment in unconsolidated joint ventures	(20,946)	(22,297)	(41,710)	(79,925)
Equity Office’ share of EBITDA from its investment in unconsolidated joint ventures	47,827	48,187	93,617	132,334
Realized gain on sale of marketable securities	—	—	(8,143)	—
(Gain) / loss on sales of real estate included in discontinued operations	(44,448)	(5,499)	(51,725)	(2,490)
Preferred distributions	15,395	15,831	30,856	31,661

Earnings before interest, taxes, depreciation and amortization	$554,534	$604,541	$1,123,914	$1,263,502

Equity Office’ share of EBITDA from its investment in unconsolidated joint ventures is calculated as follows:
Income from investment in unconsolidated joint ventures	$20,946	$22,297	$41,710	$79,925
Equity Office’s share of:
Depreciation	14,504	12,414	27,281	26,177
Loan amortization	535	595	1,066	963
Interest expense	11,842	12,812	23,560	25,698
Net (loss) on sale of real estate	—	(150)	—	(429)
Cumulative effect of a change in accounting principle	—	219	—	—

Equity Office’ share of EBITDA from its investment in unconsolidated joint ventures	$47,827	$48,187	$93,617	$132,334

Portfolio Data

Portfolio Data
Portfolio Summary
June 30, 2003

Property Net Operating Income from Continuing Operations (“NOI”) and Square Feet

     (See Segment Information on page 6 for the calculation of Property Net Operating Income From Continuing Operations)

NOI by Type:

NOI by Type:
(dollars in thousands)	Office	Industrial	Total

Consolidated	$510,759	$9,406	$520,165
Unconsolidated Joint Ventures	46,618	—	46,618

Total	$557,377	$9,406	$566,783

	Square Feet	% Square Feet	% NOI	MSA’s

All Office Properties	124,134,404			30
CBD	50,968,414	41.1%	43.8%
Suburban	73,165,990	58.9%	56.2%

	CBD			Suburban			All Office Properties

	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI

Boston	9,112,912	7.3%	10.1%	3,789,725	3.1%	3.2%	12,902,637	10.4%	13.3%
San Francisco	4,825,847	3.9%	4.7%	6,096,139	4.9%	7.2%	10,921,986	8.8%	11.9%
San Jose	299,685	0.2%	0.5%	8,277,697	6.7%	9.8%	8,577,382	6.9%	10.2%
Seattle	5,145,138	4.1%	4.0%	4,809,074	3.9%	3.6%	9,954,212	8.0%	7.6%
New York	4,986,407	4.0%	7.3%	0	0.0%	0.0%	4,986,407	4.0%	7.3%
Chicago	6,634,939	5.3%	4.3%	4,555,249	3.7%	2.8%	11,190,188	9.0%	7.0%
Washington D.C	2,299,073	1.9%	2.8%	3,742,137	3.0%	3.4%	6,041,210	4.9%	6.2%
Los Angeles	1,896,244	1.5%	1.0%	5,047,067	4.1%	4.5%	6,943,311	5.6%	5.6%
Atlanta	1,989,632	1.6%	1.9%	5,793,560	4.7%	2.8%	7,783,192	6.3%	4.7%
Orange County	0	0.0%	0.0%	6,116,484	4.9%	4.2%	6,116,484	4.9%	4.2%
All Others	13,778,537	11.1%	7.3%	24,938,858	20.1%	14.8%	38,717,395	31.2%	22.0%

Total	50,968,414	41.1%	43.8%	73,165,990	58.9%	56.2%	124,134,404	100.0%	100.0%

NOI calculations are based on actual NOI for the second quarter of 2003 generated from properties owned as of June 30, 2003.

Portfolio Data
Summary of MSAs
June 30, 2003

MSA	State	Buildings	Square Feet	% Square Feet	%NOI

1Boston	MA	54	12,902,637	10.4%	13.3%
2San Francisco	CA	96	10,921,986	8.8%	11.9%
3San Jose	CA	128	8,577,382	6.9%	10.2%
4Seattle	WA	54	9,954,212	8.0%	7.6%
5New York	NY	6	4,986,407	4.0%	7.3%
6Chicago	IL	30	11,190,188	9.0%	7.0%
7Washington D.C.	DC,VA	25	6,041,210	4.9%	6.2%
8Los Angeles	CA	46	6,943,311	5.6%	5.6%
9Atlanta	GA	44	7,783,192	6.3%	4.7%
10Orange County	CA	36	6,116,484	4.9%	4.2%
11San Diego	CA	22	2,607,934	2.1%	2.4%
12Portland	OR	42	3,774,055	3.0%	2.3%
13Oakland-East Bay	CA	19	3,050,814	2.5%	2.2%
14Denver	CO	15	4,206,701	3.4%	2.0%
15Sacramento	CA	37	2,595,626	2.1%	2.0%
16Dallas	TX	14	4,237,044	3.4%	1.8%
17Stamford	CT	8	1,814,149	1.5%	1.6%
18Philadelphia	PA	13	2,528,078	2.0%	1.6%
19Minneapolis	MN	3	2,003,314	1.6%	1.6%
20Houston	TX	7	2,734,362	2.2%	1.1%
21New Orleans	LA	5	2,357,699	1.9%	1.0%
22Austin	TX	3	1,426,948	1.1%	0.9%
23Cleveland	OH	1	1,270,204	1.0%	0.4%
24Phoenix	AZ	2	605,295	0.5%	0.4%
25San Antonio	TX	3	604,283	0.5%	0.2%
26Charlotte	NC	1	583,424	0.5%	0.2%
27Indianapolis	IN	2	1,057,877	0.9%	0.1%
28Orlando	FL	1	640,741	0.5%	0.1%
29Columbus	OH	2	379,752	0.3%	0.1%
30Fort Worth	TX	2	239,095	0.2%	0.1%

Total		721	124,134,404	100%	100%

The NOI percentages above are based on NOI for the second quarter of 2003 generated from properties owned as of June 30, 2003.

Portfolio Data
Occupancy Summary
June 30, 2003

	Summary by MSA

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

Boston	11,734,006	261,727	906,904	12,902,637	90.9%	2.0%	7.0%	100.0%
San Francisco	8,477,424	189,425	2,255,137	10,921,986	77.6%	1.7%	20.6%	100.0%
San Jose	7,093,438	304,794	1,179,150	8,577,382	82.7%	3.6%	13.7%	100.0%
Seattle	8,828,278	122,217	1,003,717	9,954,212	88.7%	1.2%	10.1%	100.0%
New York	4,885,900	—	100,507	4,986,407	98.0%	0.0%	2.0%	100.0%
Chicago	9,954,304	237,536	998,348	11,190,188	89.0%	2.1%	8.9%	100.0%
Washington D.C.	5,424,974	42,820	573,416	6,041,210	89.8%	0.7%	9.5%	100.0%
Los Angeles	6,223,723	92,895	626,693	6,943,311	89.6%	1.3%	9.0%	100.0%
Atlanta	6,217,461	67,028	1,498,703	7,783,192	79.9%	0.9%	19.3%	100.0%
Orange County	5,490,919	179,819	445,746	6,116,484	89.8%	2.9%	7.3%	100.0%
All Others	33,838,453	668,453	4,210,489	38,717,395	87.4%	1.7%	10.9%	100.0%

Total	108,168,880	2,166,714	13,798,810	124,134,404	87.1%	1.8%	11.1%	100.0%

	Summary CBD vs Suburban

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

CBD	46,332,898	663,869	3,971,647	50,968,414	90.9%	1.3%	7.8%	100.0%
Suburban	61,835,982	1,502,845	9,827,163	73,165,990	84.5%	2.1%	13.4%	100.0%

Total	108,168,880	2,166,714	13,798,810	124,134,404	87.1%	1.8%	11.1%	100.0%

Portfolio Data
25 Largest Tenants
June 30, 2003

Based on Annualized Rent (a)

		Weighted
		Average
		Remaining	Percentage of	Aggregate	Percentage of
		Lease Term in	Office Portfolio	Rentable Square	Aggregate Occupied
Tenant (b)	Number of Buildings	Months (c)	Annualized Rent	Feet	Square Feet

General Services Administration	41	43	1.8%	2,221,863	2.1%
Price WaterhouseCoopers	8	76	1.5%	1,217,269	1.1%
Washington Mutual Bank	38	95	1.3%	1,520,073	1.4%
Siebel Systems	7	112	1.0%	724,664	0.7%
Ogilvy and Mather	1	72	1.0%	587,212	0.5%
Marsh & McLennan Companies Inc.	15	70	0.9%	818,040	0.8%
Wells Fargo Bank	24	97	0.9%	1,163,705	1.1%
Brocade Communications	3	102	0.8%	496,532	0.5%
State Street Bank	4	144	0.8%	531,258	0.5%
Cravath Swaine & Moore	1	74	0.7%	439,159	0.4%
Siemens	11	88	0.7%	517,944	0.5%
Dewey Ballantine	2	81	0.7%	441,428	0.4%
Xerox Corporation	5	84	0.7%	294,768	0.3%
Booz, Allen and Hamilton	4	91	0.6%	687,147	0.6%
Wachovia Corporation	22	48	0.6%	702,696	0.6%
Regus (d)	13	83	0.6%	466,371	0.4%
AT&T	14	65	0.6%	672,039	0.6%
Credit Lyonnais	1	116	0.6%	363,997	0.3%
Citigroup Inc.	32	35	0.6%	571,801	0.5%
Accenture	8	54	0.6%	612,545	0.6%
Qwest Communications International	10	18	0.5%	876,319	0.8%
MFS Investment Management	1	116	0.5%	353,665	0.3%
HQ Global (e)	29	46	0.5%	686,768	0.6%
IBM	9	43	0.5%	354,030	0.3%
Advanced Micro Devices	1	91	0.5%	175,000	0.2%

Total \ Weighted Average (c)			19.5%	17,496,293	16.2%

(a)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to June 30, 2003. Total rent abatements for leases in place as of June 30, 2003, for the period from July 1, 2003 to June 30, 2004 are approximately $31.0 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

(d)	Parent guarantor is in bankruptcy.

(e)	Tenant is currently in bankruptcy.

Portfolio Data
Tenant Lease Expiration (a)
June 30, 2003

(Dollars in thousands except per square foot amounts)

	2003 and month
	to month (e)	2004	2005	2006	2007	2008
Boston
Square Feet (b)	491,103	1,115,444	1,295,969	838,016	1,397,038	1,308,600
% Square Feet (c)	3.8%	8.6%	10.0%	6.5%	10.8%	10.1%
Annualized Rent for occupied square feet (d)	$17,762	$38,772	$47,481	$28,876	$55,705	$47,604
Annualized Rent per Occupied Square Foot (d)	$36.17	$34.76	$36.64	$34.46	$39.87	$36.38
San Francisco
Square Feet (b)	466,432	1,053,762	1,356,560	1,222,310	1,120,983	974,969
% Square Feet (c)	4.3%	9.6%	12.4%	11.2%	10.3%	8.9%
Annualized Rent for occupied square feet (d)	$16,648	$37,497	$56,417	$53,676	$44,327	$43,736
Annualized Rent per Occupied Square Foot (d)	$35.69	$35.58	$41.59	$43.91	$39.54	$44.86
San Jose
Square Feet (b)	309,918	880,292	1,688,441	907,466	649,278	292,344
% Square Feet (c)	3.6%	10.3%	19.7%	10.6%	7.6%	3.4%
Annualized Rent for occupied square feet (d)	$10,188	$29,515	$52,663	$35,775	$26,293	$8,730
Annualized Rent per Occupied Square Foot (d)	$32.87	$33.53	$31.19	$39.42	$40.50	$29.86
Seattle
Square Feet (b)	968,374	1,116,070	1,138,085	924,662	628,948	838,675
% Square Feet (c)	9.7%	11.2%	11.4%	9.3%	6.3%	8.4%
Annualized Rent for occupied square feet (d)	$23,880	$30,793	$33,693	$27,538	$17,390	$22,311
Annualized Rent per Occupied Square Foot (d)	$24.66	$27.59	$29.61	$29.78	$27.65	$26.60
New York
Square Feet (b)	160,870	110,579	113,905	168,850	155,898	122,081
% Square Feet (c)	3.2%	2.2%	2.3%	3.4%	3.1%	2.4%
Annualized Rent for occupied square feet (d)	$5,872	$6,233	$6,047	$9,926	$7,625	$7,168
Annualized Rent per Occupied Square Foot (d)	$36.50	$56.36	$53.09	$58.79	$48.91	$58.71
Chicago
Square Feet (b)	716,219	1,063,061	774,074	1,290,492	787,669	1,586,242
% Square Feet (c)	6.4%	9.5%	6.9%	11.5%	7.0%	14.2%
Annualized Rent for occupied square feet (d)	$21,131	$30,219	$21,270	$36,574	$21,205	$45,342
Annualized Rent per Occupied Square Foot (d)	$29.50	$28.43	$27.48	$28.34	$26.92	$28.58
Washington D.C.
Square Feet (b)	295,055	495,397	725,833	641,127	534,052	818,353
% Square Feet (c)	4.9%	8.2%	12.0%	10.6%	8.8%	13.5%
Annualized Rent for occupied square feet (d)	$8,952	$17,363	$26,833	$21,208	$14,010	$26,477
Annualized Rent per Occupied Square Foot (d)	$30.34	$35.05	$36.97	$33.08	$26.23	$32.35
Los Angeles
Square Feet (b)	343,101	488,985	747,853	879,526	863,294	429,333
% Square Feet (c)	4.9%	7.0%	10.8%	12.7%	12.4%	6.2%
Annualized Rent for occupied square feet (d)	$9,762	$14,166	$23,010	$27,842	$28,347	$12,634
Annualized Rent per Occupied Square Foot (d)	$28.45	$28.97	$30.77	$31.66	$32.84	$29.43
Atlanta
Square Feet (b)	177,985	475,758	529,795	1,429,221	747,550	540,024
% Square Feet (c)	2.3%	6.1%	6.8%	18.4%	9.6%	6.9%
Annualized Rent for occupied square feet (d)	$3,902	$10,905	$12,793	$39,522	$16,351	$10,130
Annualized Rent per Occupied Square Foot (d)	$21.92	$22.92	$24.15	$27.65	$21.87	$18.76
Orange County
Square Feet (b)	374,191	750,372	1,044,412	792,769	797,696	1,102,204
% Square Feet (c)	6.1%	12.3%	17.1%	13.0%	13.0%	18.0%
Annualized Rent for occupied square feet (d)	$9,886	$19,758	$27,479	$20,821	$20,585	$24,632
Annualized Rent per Occupied Square Foot (d)	$26.42	$26.33	$26.31	$26.26	$25.81	$22.35
All Others
Square Feet (b)	2,249,728	5,066,738	4,658,700	5,490,605	4,537,876	3,876,754
% Square Feet (c)	5.8%	13.1%	12.0%	14.2%	11.7%	10.0%
Annualized Rent for occupied square feet (d)	$52,584	$110,153	$113,762	$129,175	$106,148	$84,895
Annualized Rent per Occupied Square Foot (d)	$23.37	$21.74	$24.42	$23.53	$23.39	$21.90
Total Portfolio
Square Feet (b)	6,552,976	12,616,458	14,073,627	14,585,044	12,220,282	11,889,579
% Square Feet (c)	5.3%	10.2%	11.3%	11.7%	9.8%	9.6%
Annualized Rent for occupied square feet (d)	$180,564	$345,372	$421,449	$430,934	$357,986	$333,657
Annualized Rent per Occupied Square Foot (d)	$27.55	$27.37	$29.95	$29.55	$29.29	$28.06

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2009	2010	2011	2012	Thereafter (f)	Totals
Boston
Square Feet (b)	941,359	1,148,978	199,923	1,080,100	1,917,476	11,734,006
% Square Feet (c)	7.3%	8.9%	1.5%	8.4%	14.9%	90.9%
Annualized Rent for occupied square feet (d)	$38,747	$43,865	$11,356	$42,484	$78,388	$451,040
Annualized Rent per Occupied Square Foot (d)	$41.16	$38.18	$56.80	$39.33	$40.88	$38.44
San Francisco
Square Feet (b)	435,622	757,603	320,242	40,444	728,497	8,477,424
% Square Feet (c)	4.0%	6.9%	2.9%	0.4%	6.7%	77.6%
Annualized Rent for occupied square feet (d)	$20,770	$40,467	$16,284	$981	$42,805	$373,608
Annualized Rent per Occupied Square Foot (d)	$47.68	$53.42	$50.85	$24.26	$58.76	$44.07
San Jose
Square Feet (b)	160,142	673,325	773,538	351,050	407,644	7,093,438
% Square Feet (c)	1.9%	7.9%	9.0%	4.1%	4.8%	82.7%
Annualized Rent for occupied square feet (d)	$5,233	$26,150	$44,862	$25,575	$17,105	$282,089
Annualized Rent per Occupied Square Foot (d)	$32.68	$38.84	$58.00	$72.85	$41.96	$39.77
Seattle
Square Feet (b)	648,651	838,279	491,939	386,328	848,267	8,828,278
% Square Feet (c)	6.5%	8.4%	4.9%	3.9%	8.5%	88.7%
Annualized Rent for occupied square feet (d)	$16,822	$24,474	$14,558	$11,249	$19,576	$242,284
Annualized Rent per Occupied Square Foot (d)	$25.93	$29.20	$29.59	$29.12	$23.08	$27.44
New York
Square Feet (b)	1,151,667	563,415	749,053	616,896	972,686	4,885,900
% Square Feet (c)	23.1%	11.3%	15.0%	12.4%	19.5%	98.0%
Annualized Rent for occupied square feet (d)	$62,634	$28,374	$36,462	$26,257	$52,619	$249,217
Annualized Rent per Occupied Square Foot (d)	$54.39	$50.36	$48.68	$42.56	$54.10	$51.01
Chicago
Square Feet (b)	656,212	973,498	418,888	571,446	1,116,503	9,954,304
% Square Feet (c)	5.9%	8.7%	3.7%	5.1%	10.0%	89.0%
Annualized Rent for occupied square feet (d)	$21,410	$25,564	$10,406	$16,392	$23,144	$272,657
Annualized Rent per Occupied Square Foot (d)	$32.63	$26.26	$24.84	$28.69	$20.73	$27.39
Washington D.C.
Square Feet (b)	276,871	255,248	525,858	295,760	561,420	5,424,974
% Square Feet (c)	4.6%	4.2%	8.7%	4.9%	9.3%	89.8%
Annualized Rent for occupied square feet (d)	$8,912	$11,857	$18,176	$8,952	$19,396	$182,136
Annualized Rent per Occupied Square Foot (d)	$32.19	$46.45	$34.57	$30.27	$34.55	$33.57
Los Angeles
Square Feet (b)	410,134	371,330	200,512	553,205	936,450	6,223,723
% Square Feet (c)	5.9%	5.3%	2.9%	8.0%	13.5%	89.6%
Annualized Rent for occupied square feet (d)	$10,130	$9,595	$5,856	$16,285	$26,868	$184,495
Annualized Rent per Occupied Square Foot (d)	$24.70	$25.84	$29.20	$29.44	$28.69	$29.64
Atlanta
Square Feet (b)	644,803	1,039,609	187,554	80,962	364,200	6,217,461
% Square Feet (c)	8.3%	13.4%	2.4%	1.0%	4.7%	79.9%
Annualized Rent for occupied square feet (d)	$19,164	$26,260	$4,677	$1,368	$8,400	$153,472
Annualized Rent per Occupied Square Foot (d)	$29.72	$25.26	$24.94	$16.89	$23.06	$24.68
Orange County
Square Feet (b)	196,510	86,875	72,786	114,571	158,533	5,490,919
% Square Feet (c)	3.2%	1.4%	1.2%	1.9%	2.6%	89.8%
Annualized Rent for occupied square feet (d)	$5,146	$2,157	$1,915	$2,715	$2,502	$137,596
Annualized Rent per Occupied Square Foot (d)	$26.19	$24.83	$26.30	$23.70	$15.78	$25.06
All Others
Square Feet (b)	2,508,017	1,305,513	791,724	865,825	2,486,973	33,838,453
% Square Feet (c)	6.5%	3.4%	2.0%	2.2%	6.4%	87.4%
Annualized Rent for occupied square feet (d)	$58,976	$31,586	$21,679	$18,795	$48,757	$776,510
Annualized Rent per Occupied Square Foot (d)	$23.52	$24.19	$27.38	$21.71	$19.61	$22.95
Total Portfolio
Square Feet (b)	8,029,988	8,013,673	4,732,017	4,956,587	10,498,649	108,168,880
% Square Feet (c)	6.5%	6.5%	3.8%	4.0%	8.5%	87.1%
Annualized Rent for occupied square feet (d)	$267,943	$270,350	$186,231	$171,053	$339,559	$3,305,098
Annualized Rent per Occupied Square Foot (d)	$33.37	$33.74	$39.36	$34.51	$32.34	$30.55

(a)	Based on the contractual termination date of the lease without regard to any early lease termination and/or renewal options.

(b)	Total net rentable square feet represented by expiring leases.

(c)	Percentage of total net rentable feet represented by expiring leases.

(d)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to June 30, 2003. Total rent abatements for leases in place as of June 30, 2003, for the period from July 1, 2003 to June 30, 2004 are approximately $31.0 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparsion to current market rents as published by various third party sources.

(e)	Total square feet subject to month to month leases is approximately 794,117.

(f)	Management offices and building use square footage is included with no rent per square foot.

Portfolio Data
Rollover of Top 10 Markets- Based on Annualized Rent
June 30, 2003

	Percentage of Total Portfolio Rent Expiring

	Expiration Year

	Remainder of 2003	2004	2005	Total

Boston	0.54%	1.17%	1.44%	3.15%
San Francisco	0.50%	1.13%	1.71%	3.35%
San Jose	0.31%	0.89%	1.59%	2.79%
Seattle	0.72%	0.93%	1.02%	2.67%
New York	0.18%	0.19%	0.18%	0.55%
Chicago	0.64%	0.91%	0.64%	2.20%
Washington D.C.	0.27%	0.53%	0.81%	1.61%
Los Angeles	0.30%	0.43%	0.70%	1.42%
Atlanta	0.12%	0.33%	0.39%	0.84%
Orange County	0.30%	0.60%	0.83%	1.73%

Portfolio Data
Lease Distribution
June 30, 2003

				Percentage of	Annualized Rent
	Total	Percentage of Office		Office Portfolio	per Occupied
	Occupied Square	Portfolio Occupied	Annualized	Annualized	Square
Square Feet Under Lease	Feet (a)	Square Feet	Rent (b)	Rent (b)	Foot (b)

2,500 or Less	4,930,062	4.6%	$137,005	4.1%	$27.79
2,501 - 5,000	7,618,257	7.1%	217,191	6.6%	28.51
5,001 - 7,500	6,421,339	6.0%	188,539	5.7%	29.36
7,501 - 10,000	4,866,605	4.5%	142,240	4.3%	29.23
10,001 - 20,000	15,510,899	14.5%	450,245	13.6%	29.03
20,001 - 40,000	17,784,351	16.6%	538,434	16.3%	30.28
40,001 - 60,000	10,150,536	9.5%	316,134	9.6%	31.14
60,001 - 100,000	10,881,350	10.2%	335,667	10.2%	30.85
100,001 or Greater	28,892,823	27.0%	979,643	29.6%	33.91

Total/Weighted Average	107,056,222	100.0%	$3,305,098	100.0%	$30.55

(a) Reconciliation for total net rentable square feet for Office Properties is as follows:	Square Footage	Percent of Total

Square footage occupied by tenants	107,056,222	86.2%
Square footage used for management offices and building use	1,112,658	0.9%

Total occupied square feet	108,168,880	87.1%

Leased and unoccupied square feet	2,166,714	1.8%
Unleased square feet	13,798,810	11.1%

Total rentable square feet	124,134,404	100.0%

(b) Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to June 30, 2003. Total rent abatements for leases in place as of June 30, 2003, for the period from July 1, 2003 to June 30, 2004 are approximately $31.0 million Equity Office believes Annualized Rent is a useful measure because this information can be used for comparsion to current market rents as published by various third party sources.

Portfolio Data
Portfolio by North American Industrial Classification System (“NAICS”) Code
June 30, 2003

			Percentage of
			Office Portfolio
			Occupied Square
NAICS Code	Classification	Occupied Square Feet	Feet

541	Professional, Scientific and Technical Services	34,850,786	32.6	%(a)
521-525	Finance and Insurance	26,391,310	24.7	%(b)
511-514	Information	12,224,287	11.4	%(c)
311-339	Manufacturing	7,155,101	6.7%
561-562	Administrative and Support and Waste Management and Remediation Services	3,736,913	3.5%
921-928	Public Administration	3,737,511	3.5%
421-422	Wholesale Trade	1,867,359	1.7%
531-533	Real Estate, Rental and Leasing	2,669,694	2.5%
233-235	Construction	1,101,615	1.0%
621-624	Health Care and Social Assistance	1,554,855	1.5%
811-824	Other Services (except Public Administration)	1,603,680	1.5%
441-454	Retail Trade	1,219,625	1.1%
711-713	Arts, Entertainment and Recreation	1,332,685	1.2%
211-213	Mining	1,829,582	1.7%
221	Utilities	747,560	0.7%
721-722	Accommodation and Food Services	1,052,065	1.0%
481-493	Transportation and Warehousing	937,746	0.9%
611	Educational Services	912,701	0.9%
111-115	Agriculture, Forestry, Fishing and Hunting	129,222	0.1%
551	Management of Companies and Enterprises	109,776	0.1%
Other	Non-classified	1,892,149	1.8%

	Square footage occupied by tenants	107,056,222	100%
(a) Professional, Scientific and Technical Services includes the following:
5411	Legal Services	14,148,579	13.2%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	3,346,088	3.1%
5413	Architectural, Engineering, and Related Services	2,023,540	1.9%
5415	Computer Systems Design and Related Services	5,468,018	5.1%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,733,604	6.3%
	Other Professional, Scientific and Technical Services	3,130,957	2.9%

	Total Professional, Scientific and Technical Services	34,850,786	32.6%

(b) Finance and Insurance includes the following:
523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,176,422	7.6%
524	Insurance Carriers and Related Activities	7,059,521	6.6%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,790,007	6.3%
	Other Finance and Insurance	4,365,360	4.1%

	Total Finance and Insurance	26,391,310	24.7%

(c) Information includes the following:
511	Publishing Industries	4,825,438	4.5%
5133	Telecommunications	4,369,903	4.1%
	Other Information	3,028,946	2.8%

	Total Information	12,224,287	11.4%

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

ATLANTA REGION
Atlanta
	Buckhead
Prominence in Buckhead		1	424,309	0.3%	99.5%	$12,751	0.4%	$30.22
	Downtown Atlanta
One Ninety One Peachtree Tower (b) (c)		1	1,215,288	1.0%	96.5%	39,987	1.2%	$34.10
	Central Perimeter
Central Park		2	615,050	0.5%	62.8%	8,432	0.3%	$21.81
Lakeside Office Park		5	390,721	0.3%	84.7%	6,657	0.2%	$20.11
Perimeter Center		31	3,278,736	2.6%	70.8%	47,475	1.4%	$20.44
	Midtown
Promenade II (c)		1	774,344	0.6%	95.8%	20,008	0.6%	$26.97
	Northwest Atlanta
200 Galleria		1	438,273	0.4%	76.4%	7,795	0.2%	$23.29
Paces West		2	646,471	0.5%	78.2%	10,367	0.3%	$20.50
Charlotte
	Uptown
Wachovia Center		1	583,424	0.5%	98.1%	7,645	0.2%	$13.35
Orlando
	Downtown Orlando
SunTrust Center (c)		1	640,741	0.5%	90.3%	15,838	0.5%	$27.36

Atlanta Region Total/Weighted Average		46	9,007,357	7.3%	81.8%	176,954	5.4%	$24.01

BOSTON REGION
Boston
	Back Bay/ Fenway
222 Berkeley Street (c)		1	519,608	0.4%	90.2%	20,830	0.6%	$44.46
500 Boylston Street (c)		1	706,864	0.6%	99.9%	32,234	1.0%	$45.64
	E Cambridge/Kendall Square
One Canal Park		1	98,607	0.1%	88.0%	2,397	0.1%	$27.63
One Memorial Drive		1	352,905	0.3%	93.6%	13,385	0.4%	$40.53
245 First Street (f/k/a Riverview II) (d)		1	148,552	0.1%	66.3%	4,563	0.1%	$46.32
Ten Canal Park		1	110,843	0.1%	100.0%	5,530	0.2%	$49.89
	Financial District
100 Summer Street		1	1,034,605	0.8%	78.7%	28,916	0.9%	$35.53
125 Summer Street		1	463,603	0.4%	82.6%	16,321	0.5%	$42.61
150 Federal Street		1	529,730	0.4%	90.7%	19,836	0.6%	$41.27
175 Federal Street		1	207,366	0.2%	96.2%	7,408	0.2%	$37.15
2 Oliver Street-147 Milk Street		1	270,302	0.2%	91.1%	7,297	0.2%	$29.63
225 Franklin Street		1	916,722	0.7%	87.8%	41,276	1.2%	$51.26
28 State Street		1	570,040	0.5%	98.6%	26,791	0.8%	$47.67
75-101 Federal Street (e)		2	813,195	0.7%	89.8%	29,541	0.9%	$40.46
One Post Office Square (c)		1	765,296	0.6%	88.1%	30,702	0.9%	$45.51
Rowes Wharf (b) (c)		3	344,645	0.3%	80.8%	15,709	0.5%	$56.44
Russia Wharf		1	313,333	0.3%	87.4%	6,756	0.2%	$24.66
Sixty State Street (b) (f)		1	823,014	0.7%	99.3%	35,788	1.1%	$43.77
South Station (b)		1	184,183	0.1%	99.5%	6,292	0.2%	$34.32
	North Station/Gov't Ctr
Center Plaza		1	650,406	0.5%	99.4%	20,396	0.6%	$31.54
	Burlington/Lowell
Crosby Corporate Center		6	336,601	0.3%	100.0%	6,821	0.2%	$20.27
Crosby Corporate Center II		3	257,528	0.2%	96.0%	6,365	0.2%	$25.75
New England Executive Park		8	756,228	0.6%	81.3%	16,368	0.5%	$26.64
New England Executive Park 17		1	56,890	0.0%	84.3%	1,359	0.0%	$28.33
The Tower at N.E.E.P		1	199,860	0.2%	89.0%	4,584	0.1%	$25.78
	Waltham/Watertown
175 Wyman		3	335,208	0.3%	100.0%	8,216	0.2%	$24.51
	Newton/Brookline/Wellesley/Needham
Riverside Center		1	494,710	0.4%	99.7%	16,880	0.5%	$34.23
Wellesley Office Park 1-4		4	216,420	0.2%	81.6%	5,641	0.2%	$31.95
Wellesley 5-7		3	362,421	0.3%	95.5%	10,930	0.3%	$31.60
Wellesley 8		1	62,952	0.1%	100.0%	1,908	0.1%	$30.31

Boston Region Total/Weighted Average		54	12,902,637	10.4%	90.9%	451,040	13.6%	$38.44

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

CHICAGO REGION
Chicago
	Central Loop
161 North Clark		1	1,010,520	0.8%	95.1%	27,761	0.8%	$28.90
30 North LaSalle (b)		1	909,245	0.7%	97.7%	18,036	0.5%	$20.30
	West Loop
10 & 30 South Wacker Drive (c)		2	2,003,288	1.6%	89.9%	64,997	2.0%	$36.10
101 North Wacker		1	575,294	0.5%	92.5%	13,486	0.4%	$25.33
200 West Adams		1	677,222	0.5%	96.2%	16,485	0.5%	$25.31
Civic Opera House		1	841,778	0.7%	94.2%	17,531	0.5%	$22.12
One North Franklin		1	617,592	0.5%	88.5%	17,015	0.5%	$31.12
	Central North
Corporate 500 Centre		4	655,872	0.5%	81.1%	15,040	0.5%	$28.26
Tri-State International		5	546,263	0.4%	70.7%	8,944	0.3%	$23.16
	O'Hare
1700 Higgins Centre		1	134,283	0.1%	93.6%	2,684	0.1%	$21.35
Presidents Plaza		4	818,712	0.7%	87.2%	17,282	0.5%	$24.20
	Eastern East/West Corridor
1111 West 22nd Street		1	224,847	0.2%	88.0%	4,938	0.1%	$24.97
Oakbrook Terrace Tower		1	772,928	0.6%	88.9%	16,518	0.5%	$24.04
One Lincoln Centre		1	294,972	0.2%	82.7%	6,750	0.2%	$27.66
Westbrook Corporate Center		5	1,107,372	0.9%	80.8%	25,190	0.8%	$28.16
Cleveland
	Downtown
BP Tower		1	1,270,204	1.0%	75.8%	17,704	0.5%	$18.40
Columbus
	Worthington
Community Corporate Center		1	250,169	0.2%	74.6%	3,963	0.1%	$21.23
One Crosswoods		1	129,583	0.1%	89.8%	2,034	0.1%	$17.47
Indianapolis
	CBD
Bank One Center (b) (c)		2	1,057,877	0.9%	91.2%	20,830	0.6%	$21.60

Chicago Region Total/Weighted Average		35	13,898,021	11.2%	87.7%	317,189	9.6%	$26.03

DENVER REGION
Denver
	Central Business District
410 17th Street		1	396,047	0.3%	84.6%	5,888	0.2%	$17.58
Denver Post Tower (b)		1	579,999	0.5%	81.3%	9,502	0.3%	$20.14
Dominion Plaza		1	571,468	0.5%	92.1%	9,488	0.3%	$18.02
Tabor Center		2	692,387	0.6%	79.7%	14,786	0.4%	$26.79
Trinity Place		1	189,163	0.2%	82.5%	2,656	0.1%	$17.01
	Southeast
4949 South Syracuse		1	62,633	0.1%	88.3%	1,078	0.0%	$19.49
Denver Corporate Center II & III		2	375,139	0.3%	80.7%	5,274	0.2%	$17.41
Metropoint I		1	263,716	0.2%	75.0%	4,139	0.1%	$20.92
Metropoint II		1	150,673	0.1%	100.0%	3,991	0.1%	$26.49
Millennium Plaza		1	330,033	0.3%	100.0%	8,028	0.2%	$24.32
Terrace Building		1	115,408	0.1%	85.8%	2,078	0.1%	$20.99
The Quadrant		1	317,218	0.3%	68.9%	4,090	0.1%	$18.70
The Solarium		1	162,817	0.1%	80.1%	2,675	0.1%	$20.53
Minneapolis
	I-494
Northland Plaza		1	296,967	0.2%	69.1%	5,362	0.2%	$26.14
	Minneapolis CBD
LaSalle Plaza		1	588,908	0.5%	89.5%	15,001	0.5%	$28.46
Wells Fargo Center (c)		1	1,117,439	0.9%	97.6%	21,546	0.7%	$19.75
Phoenix
	Central Corridor
49 E. Thomas Road		1	18,892	0.0%	28.3%	60	0.0%	$11.15
One Phoenix Plaza (g)		1	586,403	0.5%	100.0%	8,202	0.2%	$13.99

Denver Region Total/Weighted Average		20	6,815,310	5.5%	87.2%	123,842	3.7%	$20.85

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

HOUSTON REGION
Austin
	CBD
One American Center (b)		1	505,770	0.4%	67.6%	9,558	0.3%	$27.94
One Congress Plaza		1	517,849	0.4%	87.7%	12,678	0.4%	$27.91
San Jacinto Center		1	403,329	0.3%	84.5%	9,824	0.3%	$28.84
Dallas
	Far North Dallas
Colonnade I & II		2	606,615	0.5%	90.1%	12,990	0.4%	$23.75
Colonnade III		1	377,639	0.3%	100.0%	9,263	0.3%	$24.53
	Las Colinas
909 E. Las Colinas Boulevard		1	360,815	0.3%	61.2%	4,569	0.1%	$20.70
545 E. John Carpenter Freeway		1	369,134	0.3%	77.3%	6,151	0.2%	$21.57
	LBJ Freeway
Four Forest Plaza (c)		1	394,324	0.3%	75.2%	5,211	0.2%	$17.57
Lakeside Square		1	397,328	0.3%	75.9%	6,089	0.2%	$20.18
North Central Plaza Three		1	346,575	0.3%	70.3%	4,077	0.1%	$16.73
	Central Expressway
9400 NCX		1	379,556	0.3%	80.7%	5,271	0.2%	$17.20
Eighty Eighty Central		1	283,707	0.2%	96.8%	5,471	0.2%	$19.91
	Preston Center
Preston Commons (c)		3	418,604	0.3%	91.3%	8,154	0.2%	$21.33
Sterling Plaza (c)		1	302,747	0.2%	92.9%	6,193	0.2%	$22.03
Ft. Worth
	Fort Worth CBD
Summit Office Park		2	239,095	0.2%	87.2%	3,347	0.1%	$16.05
Houston
	San Felipe/Voss
San Felipe Plaza (c)		1	959,466	0.8%	85.7%	16,449	0.5%	$20.01
	Northwest
Brookhollow Central		3	797,971	0.6%	87.0%	12,795	0.4%	$18.43
	North Belt
Intercontinental Center		1	194,801	0.2%	84.9%	3,026	0.1%	$18.30
Northborough Tower (c)		1	207,908	0.2%	98.8%	4,075	0.1%	$19.84
	Westchase
2500 CityWest		1	574,216	0.5%	85.3%	11,019	0.3%	$22.49
New Orleans
	CBD
LL&E Tower		1	545,157	0.4%	94.3%	9,188	0.3%	$17.87
Texaco Center		1	619,714	0.5%	78.9%	8,143	0.2%	$16.65
	Metairie/ E. Jefferson
One Lakeway Center		1	289,112	0.2%	91.4%	4,645	0.1%	$17.57
Two Lakeway Center		1	440,826	0.4%	87.4%	7,496	0.2%	$19.45
Three Lakeway Center		1	462,890	0.4%	84.7%	7,238	0.2%	$18.47
San Antonio
	Northwest
Colonnade I		1	168,637	0.1%	92.4%	2,820	0.1%	$18.09
Northwest Center		1	241,248	0.2%	90.6%	3,905	0.1%	$17.86
Union Square		1	194,398	0.2%	84.5%	3,308	0.1%	$20.14

Houston Region Total/Weighted Average		34	11,599,431	9.3%	84.7%	202,952	6.1%	$20.66

LOS ANGELES REGION
Los Angeles
	Downtown LA
550 South Hope Street		1	566,434	0.5%	82.8%	10,122	0.3%	$21.58
Two California Plaza (b)		1	1,329,810	1.1%	96.6%	38,572	1.2%	$30.01
	Fox Hills/Culver City
Sepulveda Center		1	171,365	0.1%	81.9%	3,305	0.1%	$23.54
	Glendale
700 North Brand		1	202,531	0.2%	87.2%	4,827	0.1%	$27.33
	Marina Del Ray
Marina Business Center Bldg 1-4		4	261,512	0.2%	85.3%	5,090	0.2%	$22.83
	Mid-Counties LA
Cerritos Towne Center (b)		5	461,794	0.4%	93.8%	10,510	0.3%	$24.26
	Pasadena
3280 E. Foothill Boulevard		1	150,951	0.1%	94.8%	3,467	0.1%	$24.23
790 Colorado		1	130,811	0.1%	79.8%	2,661	0.1%	$25.51
Century Square		1	205,653	0.2%	100.0%	5,542	0.2%	$26.95
Pasadena Financial		1	148,201	0.1%	97.9%	3,955	0.1%	$27.27
Pasadena Towers (c)		2	439,366	0.4%	84.6%	10,929	0.3%	$29.40
	Santa Monica
2951 28th Street		1	85,000	0.1%	89.2%	2,709	0.1%	$35.75
429 Santa Monica		1	84,798	0.1%	78.9%	2,354	0.1%	$35.17
Arboretum Courtyard		1	139,103	0.1%	85.7%	4,519	0.1%	$37.92
Santa Monica Business Park (b) (c)		19	964,828	0.8%	86.2%	23,827	0.7%	$28.65
Searise Office Tower		1	124,116	0.1%	93.3%	4,429	0.1%	$38.24
Wilshire Palisades (b)		1	193,840	0.2%	93.4%	8,486	0.3%	$46.85

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

	Westwood
10880 Wilshire Boulevard (b)		1	534,047	0.4%	84.4%	16,196	0.5%	$35.92
10960 Wilshire Boulevard		1	543,804	0.4%	89.7%	16,059	0.5%	$32.91
The Tower in Westwood		1	205,347	0.2%	96.0%	6,934	0.2%	$35.19
Orange County
	Irvine Bus Ctr/Tustin/N Irvine
1920 Main Plaza		1	305,662	0.2%	100.0%	9,365	0.3%	$30.64
2010 Main Plaza		1	280,882	0.2%	71.5%	5,626	0.2%	$28.02
Inwood Park		1	157,480	0.1%	78.0%	3,068	0.1%	$24.99
	Airport Complex
1201 Dove Street		1	78,340	0.1%	93.2%	2,050	0.1%	$28.07
18301 Von Karman (Apple Building)		1	219,537	0.2%	92.2%	6,065	0.2%	$29.96
18581 Teller		1	86,087	0.1%	33.6%	600	0.0%	$20.74
2600 Michelson		1	307,662	0.2%	91.7%	8,150	0.2%	$28.89
Centerpointe Irvine I, II, & III		3	67,557	0.1%	96.9%	1,405	0.0%	$21.46
Fairchild Corporate Center		1	105,005	0.1%	97.5%	2,541	0.1%	$24.82
Tower 17		1	230,755	0.2%	84.5%	5,710	0.2%	$29.29
	Anaheim Hills
East Hills Office Park		1	57,245	0.0%	100.0%	1,438	0.0%	$25.12
	Anaheim Stadium Area
500 Orange Tower (h)		1	290,765	0.2%	89.0%	5,896	0.2%	$22.79
Stadium Towers		2	262,065	0.2%	93.0%	5,861	0.2%	$24.05
	Brea
Brea Corporate Place (b) (c)		2	328,305	0.3%	96.7%	8,460	0.3%	$26.64
Brea Corporate Plaza (c)		1	118,483	0.1%	91.2%	2,107	0.1%	$19.49
Brea Financial Commons (c)		3	164,489	0.1%	100.0%	3,976	0.1%	$24.17
Brea Park Centre		3	167,032	0.1%	91.6%	3,034	0.1%	$19.83
	Eastern Central County
1100 Executive Tower		1	366,747	0.3%	98.7%	9,280	0.3%	$25.65
Lincoln Town Center		1	215,003	0.2%	89.1%	4,592	0.1%	$23.96
	Garden Grove
The City - 3800 Chapman		1	157,231	0.1%	100.0%	3,114	0.1%	$19.80
500-600 City Parkway		3	458,949	0.4%	94.6%	8,575	0.3%	$19.75
City Plaza		1	324,234	0.3%	92.2%	6,790	0.2%	$22.70
City Tower		1	409,412	0.3%	93.4%	9,580	0.3%	$25.05
	Huntington-Seal Bchs/Westminster
Bixby Ranch		1	295,298	0.2%	85.3%	6,476	0.2%	$25.70
	North Laguna Hills
Oakbrook Plaza		1	118,843	0.1%	83.1%	2,524	0.1%	$25.55
	South Coast Metro
Griffin Towers		1	543,416	0.4%	79.5%	11,311	0.3%	$26.17
San Diego
	Carlsbad
Camino West Corporate Park		1	52,808	0.0%	86.9%	1,123	0.0%	$24.46
Carlsbad Airport Plaza		1	60,029	0.0%	90.7%	1,333	0.0%	$24.47
La Place Court		1	80,299	0.1%	87.3%	1,569	0.0%	$22.37
Pacific Ridge Corporate Centre		1	120,980	0.1%	100.0%	3,122	0.1%	$25.81
Pacific View Plaza		1	48,680	0.0%	95.9%	1,194	0.0%	$25.59
	Miramar
Westridge		1	53,326	0.0%	100.0%	897	0.0%	$16.83
	Mission Valley
Centerside II		1	286,940	0.2%	72.4%	5,593	0.2%	$26.91
	N. University (UTC)
La Jolla Centre I & II		2	314,034	0.3%	74.8%	7,328	0.2%	$31.21
Nobel Corporate Plaza		1	102,686	0.1%	77.4%	2,732	0.1%	$34.39
Park Plaza		1	66,761	0.1%	98.5%	1,774	0.1%	$26.97
Smith Barney Tower		1	187,999	0.2%	95.6%	6,773	0.2%	$37.68
The Plaza at La Jolla Village (c)		5	635,419	0.5%	97.6%	20,022	0.6%	$32.29
	Scipps Ranch
Bridge Pointe Corporate Centre I & II		2	372,653	0.3%	100.0%	8,001	0.2%	$21.47
	Sorrento Mesa
Pacific Corporate Plaza		2	104,847	0.1%	100.0%	1,774	0.1%	$16.92
One Pacific Heights		1	120,473	0.1%	100.0%	3,197	0.1%	$26.54

Los Angeles Region Total/Weighted Average		104	15,667,729	12.6%	89.9%	388,523	11.8%	$27.57

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

NEW YORK REGION
New York
	Columbus Circle
WorldWide Plaza (i)		1	1,704,624	1.4%	99.0%	80,731	2.4%	$47.85
	Park/Lexington
Park Avenue Tower (c)		1	568,060	0.5%	98.8%	33,520	1.0%	$59.71
Tower 56		1	163,830	0.1%	95.5%	9,618	0.3%	$61.46
	Third Avenue
850 Third Avenue (c)		1	568,867	0.5%	96.4%	23,476	0.7%	$42.80
	Madison Avenue
527 Madison Avenue		1	215,332	0.2%	77.9%	10,571	0.3%	$63.05
	Rockefeller Center
1301 Avenue of Americas (c) (f)		1	1,765,694	1.4%	99.9%	91,300	2.8%	$51.73
Stamford
	Shelton
Shelton Pointe		1	159,853	0.1%	77.2%	2,188	0.1%	$17.72
	Stamford
177 Broad Street		1	188,029	0.2%	74.8%	4,368	0.1%	$31.05
300 Atlantic Street		1	270,497	0.2%	96.8%	8,736	0.3%	$33.35
Canterbury Green (b)		1	226,197	0.2%	98.6%	7,552	0.2%	$33.86
One Stamford Plaza		1	214,136	0.2%	92.6%	6,811	0.2%	$34.35
Two Stamford Plaza		1	251,510	0.2%	98.7%	8,630	0.3%	$34.77
Three Stamford Plaza		1	242,732	0.2%	78.7%	5,625	0.2%	$29.45
Four Stamford Plaza		1	261,195	0.2%	83.1%	5,879	0.2%	$27.09

New York Region Total/Weighted Average		14	6,800,556	5.5%	95.4%	299,005	9.0%	$46.07

SAN FRANCISCO REGION
San Francisco
	Financial District
580 California		1	313,012	0.3%	85.7%	11,936	0.4%	$44.48
60 Spear Street		1	133,782	0.1%	83.3%	5,112	0.2%	$45.87
Maritime Plaza		1	534,874	0.4%	96.5%	20,419	0.6%	$39.57
One Market (b)		1	1,458,808	1.2%	82.2%	59,265	1.8%	$49.39
	South Financial District
120 Montgomery		1	420,310	0.3%	77.0%	10,419	0.3%	$32.20
150 California		1	201,787	0.2%	75.9%	8,120	0.2%	$53.04
188 Embarcadero		1	85,432	0.1%	82.8%	2,830	0.1%	$40.02
201 California		1	240,546	0.2%	84.3%	8,418	0.3%	$41.50
201 Mission Street		1	483,289	0.4%	64.4%	11,219	0.3%	$36.05
301 Howard Street		1	307,396	0.2%	76.2%	7,875	0.2%	$33.60
One Post (c)		1	421,121	0.3%	92.7%	13,219	0.4%	$33.87
Foundry Square IV (c)		1	225,490	0.2%	100.0%	11,274	0.3%	$50.00
	Burlingame
Bay Park Plaza I & II (b)		2	257,058	0.2%	88.6%	11,296	0.3%	$49.57
One Bay Plaza		1	176,533	0.1%	85.0%	5,419	0.2%	$36.11
	Belmont/Foster City/Redwd Shr
Bayside Corporate Center		2	84,925	0.1%	26.7%	535	0.0%	$23.64
Metro Center (b)		4	712,982	0.6%	90.6%	31,634	1.0%	$48.97
Vintage Industrial Park		19	520,014	0.4%	82.3%	15,922	0.5%	$37.22
Vintage Park Office		3	138,143	0.1%	93.0%	4,883	0.1%	$38.03
Parkside Towers		2	398,460	0.3%	0.8%	120	0.0%	$38.41
Towers@Shore Center		2	335,960	0.3%	48.6%	12,988	0.4%	$79.52
	Brisbane/Daly City
Sierra Point		1	99,150	0.1%	73.0%	2,356	0.1%	$32.57
	Larkspur
Drake’s Landing		3	121,379	0.1%	96.9%	5,056	0.2%	$42.98
Larkspur Landing Office Park		3	189,289	0.2%	74.1%	5,495	0.2%	$39.18
Wood Island Office Complex		2	76,609	0.1%	97.1%	3,417	0.1%	$45.92
	Redwood City/San Carlos
555 Twin Dolphin Plaza		1	198,494	0.2%	90.6%	9,335	0.3%	$51.92
Redwood Shores		1	78,022	0.1%	0.0%	0	0.0%	$0.00
Seaport Centre		13	465,955	0.4%	78.4%	12,282	0.4%	$33.62
Seaport Plaza		2	159,350	0.1%	50.0%	1,997	0.1%	$25.07
Skyway Landing I & II		2	241,694	0.2%	76.4%	10,284	0.3%	$55.73
	San Bruno/Millbrae
Bayhill Office Center		4	514,265	0.4%	84.5%	15,757	0.5%	$36.27
	San Mateo
Peninsula Office Park		7	488,578	0.4%	89.1%	22,299	0.7%	$51.22
San Mateo BayCenter I		1	121,224	0.1%	88.3%	3,981	0.1%	$37.18
San Mateo BayCenter II		1	120,335	0.1%	63.3%	3,938	0.1%	$51.69
San Mateo BayCenter III		1	62,029	0.0%	60.2%	2,521	0.1%	$67.54
Concar (c)		2	219,318	0.2%	99.0%	17,191	0.5%	$79.18
	San Rafael
San Rafael Corporate Center		2	155,318	0.1%	17.1%	1,113	0.0%	$41.89
	Santa Rosa
Fountaingrove Center		3	161,055	0.1%	94.9%	3,682	0.1%	$24.09

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

Oakland-East Bay
	Berkeley
Golden Bear Center		1	160,587	0.1%	75.6%	3,909	0.1%	$32.21
	Concord
One & Two Corporate Centre		2	328,810	0.3%	94.2%	8,548	0.3%	$27.61
	Emeryville
5813 Shellmound/5855 Christie		2	56,898	0.0%	97.5%	642	0.0%	$11.57
Watergate Office Towers		6	1,251,178	1.0%	86.1%	34,912	1.1%	$32.40
	Lafayette/Morage/Orinda
Lafayette Terrace		1	47,392	0.0%	95.4%	1,446	0.0%	$31.97
	Pleasanton
PeopleSoft Plaza		1	277,562	0.2%	82.9%	6,208	0.2%	$26.97
	San Ramon
Norris Tech Center		3	260,825	0.2%	100.0%	5,301	0.2%	$20.32
One & Two ADP Plaza		2	300,249	0.2%	83.7%	7,066	0.2%	$28.10
	Walnut Creek-BART/DT
Treat Towers		1	367,313	0.3%	100.0%	13,929	0.4%	$37.92
Sacramento
	Downtown
Wells Fargo Center		1	502,365	0.4%	95.8%	15,235	0.5%	$31.66
	Campus Commons
455 University Avenue		1	30,985	0.0%	100.0%	665	0.0%	$21.45
555 University Avenue		1	59,645	0.0%	92.3%	1,221	0.0%	$22.17
575 & 601 University Avenue		2	78,103	0.1%	94.2%	1,510	0.0%	$20.52
655 University Avenue		1	43,750	0.0%	96.3%	926	0.0%	$21.98
701 University Avenue		1	47,907	0.0%	100.0%	1,159	0.0%	$24.20
740 University Avenue		1	14,108	0.0%	100.0%	294	0.0%	$20.82
The Orchard		1	65,392	0.1%	86.1%	1,206	0.0%	$21.42
	Folsom/El Dorado County
Parkshore Plaza I		2	114,356	0.1%	100.0%	2,562	0.1%	$22.40
Parkshore Plaza II		2	155,497	0.1%	100.0%	3,564	0.1%	$22.92
	Highway 50 Corridor
Cal Center		1	118,172	0.1%	91.7%	2,569	0.1%	$23.70
Fidelity Plaza		2	76,628	0.1%	84.6%	1,341	0.0%	$20.67
	Point West
Exposition Centre		1	72,985	0.1%	91.7%	1,458	0.0%	$21.79
Point West Commercentre		1	119,063	0.1%	94.3%	2,712	0.1%	$24.16
Point West Corporate Center I & II		2	144,890	0.1%	94.4%	3,185	0.1%	$23.30
Point West I — Response Road		1	46,885	0.0%	95.3%	945	0.0%	$21.14
Point West III- River Park Dr		1	72,088	0.1%	88.9%	1,312	0.0%	$20.48
	Roseville/Rocklin
Douglas Corporate Center		2	102,847	0.1%	100.0%	2,339	0.1%	$22.75
Johnson Ranch Corp Centre I & II		5	179,990	0.1%	100.0%	4,335	0.1%	$24.08
Roseville Corporate Center		1	111,411	0.1%	100.0%	2,834	0.1%	$25.44
	South Natomas
Gateway Oaks I		1	122,641	0.1%	84.4%	2,365	0.1%	$22.84
Gateway Oaks II		1	66,232	0.1%	92.3%	1,512	0.0%	$24.75
Gateway Oaks III		1	46,227	0.0%	92.2%	1,059	0.0%	$24.83
Gateway Oaks IV		1	81,876	0.1%	92.2%	1,810	0.1%	$23.99
	Watt Ave
3600-3620 American River Drive		3	121,583	0.1%	98.3%	2,857	0.1%	$23.90

San Francisco Region Total/Weighted Average		152	16,568,426	13.3%	82.5%	516,545	15.6%	$37.81

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

SAN JOSE REGION
San Jose
	Downtown
10 Almaden		1	299,685	0.2%	98.1%	11,846	0.4%	$40.27
	Campbell
Pruneyard Office Towers		3	354,772	0.3%	90.8%	11,199	0.3%	$34.76
Pruneyard Shopping Center		2	252,210	0.2%	98.2%	7,117	0.2%	$28.73
	Cupertino
Cupertino Business Center		2	64,680	0.1%	36.4%	237	0.0%	$10.08
	Menlo Park
2180 Sand Hill Road(j)		1	40,216	0.0%	81.4%	2,580	0.1%	$78.85
	Milpitas
1900 McCarthy		1	80,709	0.1%	77.8%	1,561	0.0%	$24.87
California Circle II		3	95,774	0.1%	74.0%	1,306	0.0%	$18.43
Oak Creek I & II		2	70,943	0.1%	100.0%	1,168	0.0%	$16.47
	Mountain View
Shoreline Technology Park		12	726,508	0.6%	62.7%	14,265	0.4%	$31.32
Meier Mountain View		8	270,448	0.2%	85.7%	9,355	0.3%	$40.34
Ravendale at Central		2	80,450	0.1%	13.4%	404	0.0%	$37.56
	North San Jose
1740 Technology		1	198,099	0.2%	92.3%	7,664	0.2%	$41.90
2290 North First Street		1	75,381	0.1%	57.0%	1,072	0.0%	$24.96
Aspect Telecommunications		1	76,806	0.1%	100.0%	2,823	0.1%	$36.76
Central Park Plaza		6	304,241	0.2%	74.4%	7,090	0.2%	$31.31
Concourse		7	897,658	0.7%	84.0%	30,881	0.9%	$40.93
Creekside		4	241,019	0.2%	100.0%	6,723	0.2%	$27.89
Metro Plaza		2	416,006	0.3%	59.1%	10,167	0.3%	$41.37
North First Office Center		2	147,016	0.1%	95.5%	5,961	0.2%	$42.45
Ridder Park		1	83,841	0.1%	100.0%	1,648	0.0%	$19.65
San Jose Gateway		2	152,326	0.1%	71.1%	4,540	0.1%	$41.92
San Jose Gateway II		2	313,972	0.3%	54.9%	7,549	0.2%	$43.79
San Jose Gateway III		1	123,250	0.1%	100.0%	5,471	0.2%	$44.39
Skyport (County Building)		1	48,000	0.0%	100.0%	330	0.0%	$6.88
Skyport East and West		3	608,663	0.5%	89.9%	28,743	0.9%	$52.51
1871 The Alameda		1	44,287	0.0%	93.1%	1,147	0.0%	$27.80
	Palo Alto
Embarcadero Place		4	192,081	0.2%	42.4%	2,662	0.1%	$32.70
Foothill Research Center (b)		4	192,120	0.2%	100.0%	14,043	0.4%	$73.09
Lockheed (b)		1	42,899	0.0%	100.0%	5,317	0.2%	$123.95
Palo Alto Square (b)		6	322,228	0.3%	91.6%	12,284	0.4%	$41.61
Xerox Campus (b)		5	205,593	0.2%	100.0%	19,737	0.6%	$96.00
	Santa Clara
2727 Augustine		1	84,000	0.1%	100.0%	1,788	0.1%	$21.29
3001 Stender Way		1	61,825	0.0%	100.0%	1,150	0.0%	$18.60
3045 Stender Way		1	27,000	0.0%	100.0%	956	0.0%	$35.39
3281-3285 Scott Boulevard		1	48,000	0.0%	33.5%	200	0.0%	$12.41
Applied Materials I & II		2	181,850	0.1%	100.0%	2,039	0.1%	$11.21
Lake Marriott Business Park		7	401,402	0.3%	96.7%	9,704	0.3%	$24.99
Meier Central North		5	113,328	0.1%	58.8%	1,807	0.1%	$27.11
Meier Central South		6	149,003	0.1%	100.0%	3,029	0.1%	$20.33
Patrick Henry Drive		1	68,987	0.1%	100.0%	1,864	0.1%	$27.02
Santa Clara Office Center I		1	54,701	0.0%	72.9%	1,197	0.0%	$30.02
Santa Clara Office Center II		2	75,197	0.1%	95.1%	2,981	0.1%	$41.71
Santa Clara Office Center III		1	47,621	0.0%	76.1%	1,442	0.0%	$39.77
Santa Clara Office Center IV		1	5,290	0.0%	100.0%	188	0.0%	$35.63
	Sunnyvale
Borregas Avenue		1	39,897	0.0%	60.7%	784	0.0%	$32.39
Meier Sunnyvale		1	22,400	0.0%	100.0%	255	0.0%	$11.40
Sunnyvale Business Center		4	175,000	0.1%	100.0%	15,817	0.5%	$90.39

San Jose Region Total/Weighted Average		128	8,577,382	6.9%	82.7%	282,090	8.5%	$39.77

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

SEATTLE REGION
Portland
	Downtown
Benjamin Franklin Plaza		1	271,573	0.2%	82.0%	5,637	0.2%	$25.32
Congress Center (b)		1	369,120	0.3%	89.3%	7,047	0.2%	$21.38
One Pacific Square		1	228,247	0.2%	89.8%	4,451	0.1%	$21.72
	Beaverton
Nimbus Corporate Center		16	689,797	0.6%	76.6%	7,452	0.2%	$14.11
	Johns Landing
5550 Macadam Building		1	41,360	0.0%	100.0%	979	0.0%	$23.67
River Forum I & II		1	192,363	0.2%	83.1%	3,324	0.1%	$20.78
RiverSide Centre (Oregon) (b)		1	100,938	0.1%	89.7%	1,989	0.1%	$21.96
	Kruseway
4000 Kruse Way Place		1	141,448	0.1%	87.8%	2,799	0.1%	$22.54
4004 Kruse Way Place		1	58,108	0.0%	100.0%	1,488	0.0%	$25.60
4800 Meadows (b)		1	74,352	0.1%	95.9%	2,000	0.1%	$28.06
4949 Meadows (b)		1	124,737	0.1%	76.4%	2,152	0.1%	$22.57
Kruse Oaks I (b)		1	91,690	0.1%	97.5%	2,400	0.1%	$26.83
Kruse Way Plaza I & II		2	101,366	0.1%	88.5%	1,893	0.1%	$21.10
Kruse Woods (b)		4	417,652	0.3%	93.5%	9,852	0.3%	$25.23
4900-5000 Meadows (b)		2	144,275	0.1%	91.4%	3,169	0.1%	$24.03
	Washington Square
Lincoln Center		7	727,029	0.6%	85.2%	14,242	0.4%	$22.99
Seattle
	Seattle CBD
1111 Third Avenue		1	558,822	0.5%	99.5%	15,035	0.5%	$27.05
Bank of America Tower (c)		2	1,537,932	1.2%	75.1%	34,865	1.1%	$30.18
Nordstrom Medical Tower		1	98,382	0.1%	91.0%	2,806	0.1%	$31.35
Second and Seneca		2	480,272	0.4%	100.0%	13,234	0.4%	$27.55
Second and Spring Building		1	130,421	0.1%	99.4%	3,494	0.1%	$26.96
Washington Mutual Tower (b) (c)		3	1,207,823	1.0%	99.2%	32,989	1.0%	$27.54
Wells Fargo Center		1	944,574	0.8%	96.7%	27,130	0.8%	$29.71
World Trade Center East		1	186,912	0.2%	98.6%	5,026	0.2%	$27.28
	Bellevue CBD
110 Atrium Place		1	214,081	0.2%	74.9%	3,720	0.1%	$23.20
City Center Bellevue		1	472,585	0.4%	83.0%	9,296	0.3%	$23.70
Key Center (c)		1	472,929	0.4%	99.6%	15,021	0.5%	$31.90
One Bellevue Center (b)		1	360,729	0.3%	90.8%	8,108	0.2%	$24.75
Plaza Center		2	457,591	0.4%	81.6%	9,626	0.3%	$25.77
Plaza East		1	145,339	0.1%	79.8%	2,625	0.1%	$22.64
Rainier Plaza (b)		1	410,855	0.3%	80.6%	8,652	0.3%	$26.13
	Suburban Bellevue
Bellefield Office Park		15	454,443	0.4%	88.7%	10,238	0.3%	$25.39
Bellevue Gateway I		1	111,257	0.1%	87.4%	2,554	0.1%	$26.25
Bellevue Gateway II		1	67,047	0.1%	86.1%	1,471	0.0%	$25.49
Gateway 405 Building		1	34,505	0.0%	85.5%	667	0.0%	$22.61
Main Street Building		1	38,729	0.0%	100.0%	1,082	0.0%	$27.94
	520 Corridor
10700 Building (b)		1	60,218	0.0%	100.0%	2,266	0.1%	$37.62
	I-90 Corridor
Eastgate Office Park		1	261,059	0.2%	76.7%	4,560	0.1%	$22.77
I-90 Bellevue		2	134,235	0.1%	100.0%	4,654	0.1%	$34.67
Lincoln Executive Center		2	106,597	0.1%	95.9%	2,842	0.1%	$27.79
Lincoln Executive Center II & III		3	171,941	0.1%	86.2%	3,664	0.1%	$24.71
Sunset North Corporate Campus		3	465,013	0.4%	85.7%	10,623	0.3%	$26.67
	Mercer Island
Island Corporate Center		1	100,746	0.1%	85.5%	1,958	0.1%	$22.73
	Renton/Tukwila
Southgate Office Plaza I & II		2	269,175	0.2%	72.3%	4,076	0.1%	$20.93

Seattle Region Total/Weighted Average		96	13,728,267	11.1%	88.0%	313,156	9.5%	$25.93

Portfolio Data
Office Property Statistics
June 30, 2003

						Annualized
				Percent of		Rent for	Percent of	Annualized
				Office		Occupied	Office	Rent per
				Portfolio		Square Feet	Portfolio	Occupied
		Number of	Rentable	Rentable Square	Percent	(in	Annualized	Square
Primary Market	Sub Market	Buildings	Square Feet	Feet	Occupied	thousands)(a)	Rent	Foot (a)

WASHINGTON, D.C. REGION
Philadelphia
	Market Street West
1601 Market		1	681,289	0.5%	91.9%	12,582	0.4%	$20.09
1700 Market		1	841,172	0.7%	92.5%	18,000	0.5%	$23.14
	Conshohocken
Four Falls		1	254,355	0.2%	94.7%	7,081	0.2%	$29.41
	King of Prussia/Wayne
Oak Hill Plaza		1	164,360	0.1%	87.6%	3,033	0.1%	$21.06
Walnut Hill Plaza		1	150,571	0.1%	80.5%	2,948	0.1%	$24.32
	Plymouth Mtg/Blue Bell
One Valley Square		1	70,290	0.1%	77.3%	1,077	0.0%	$19.83
Two Valley Square		1	70,622	0.1%	89.3%	1,277	0.0%	$20.24
Three Valley Square		1	84,605	0.1%	69.0%	1,277	0.0%	$21.87
Four & Five Valley Square		2	68,321	0.1%	100.0%	1,518	0.0%	$22.22
	Main Line
One Devon Square (b)		1	73,267	0.1%	97.1%	1,642	0.0%	$23.08
Two Devon Square (b)		1	63,226	0.1%	78.4%	1,046	0.0%	$21.09
Three Devon Square (b)		1	6,000	0.0%	100.0%	189	0.0%	$31.42
Washington D.C.
	CBD
1111 19th Street		1	252,014	0.2%	91.3%	7,851	0.2%	$34.13
1620 L Street		1	156,272	0.1%	98.1%	4,898	0.1%	$31.96
Army and Navy Club Building		1	102,822	0.1%	92.6%	4,224	0.1%	$44.38
One Lafayette Centre		1	314,634	0.3%	99.0%	10,360	0.3%	$33.27
Two Lafayette Centre		1	130,704	0.1%	86.1%	4,307	0.1%	$38.25
Three Lafayette Centre		1	259,441	0.2%	93.9%	9,211	0.3%	$37.80
	East End
1333 H Street		1	244,585	0.2%	99.1%	8,284	0.3%	$34.17
Market Square (c)		2	681,051	0.5%	98.5%	32,157	1.0%	$47.92
Liberty Place		1	157,550	0.1%	100.0%	6,072	0.2%	$38.54
	Pentagon City/ Crystal City
Polk and Taylor Buildings		2	902,322	0.7%	59.9%	16,909	0.5%	$31.30
	Fairfax Center
Centerpointe I & II		2	407,186	0.3%	100.0%	9,261	0.3%	$22.75
Fair Oaks Plaza		1	177,559	0.1%	92.5%	4,468	0.1%	$27.19
	Herndon
Northridge I		1	124,319	0.1%	100.0%	3,328	0.1%	$26.77
	Reston
Reston Town Center		3	725,798	0.6%	88.1%	22,175	0.7%	$34.67
	Rosslyn/Ballston
1300 North 17th Street		1	380,199	0.3%	86.9%	10,082	0.3%	$30.52
1616 North Fort Myer Drive		1	292,826	0.2%	93.5%	7,750	0.2%	$28.32
	Tyson's Corner
E. J. Randolph		1	164,906	0.1%	97.9%	4,361	0.1%	$27.01
E. J. Randolph II		1	125,646	0.1%	100.0%	4,186	0.1%	$33.32
John Marshall I		1	261,376	0.2%	100.0%	6,265	0.2%	$23.97
John Marshall III		1	180,000	0.1%	100.0%	5,987	0.2%	$33.26

Washington, D.C. Region Total/Weighted Average		38	8,569,288	6.9%	89.9%	233,804	7.1%	$30.34

Total/Weighted Average		721	124,134,404	100.0%	87.1%	$3,305,099	100.0%	$30.55

(a)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to June 30, 2003. Total rent abatements for leases in place as of June 30, 2003, for the period from July 1, 2003 to June 30, 2004 are approximately $31.0 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	All or a portion of this Office Property is held subject to a ground lease with the exception of Denver Post Tower which is subject to an air rights lease.

(c)	This Office Property is held in a partnership with an unaffiliated third party and, in the case of San Felipe Plaza, Concar and Foundry Square IV, an affiliated party.

(d)	Cambridge Science Center (f/k/a Riverview I) , consisting of 115,340 square feet, is now considered a development.

(e)	This Office Property is held in a private real estate investment trust in which Equity Office owns 51.6% of the outstanding shares.

(f)	Equity Office’s interest, or partial interest in certain cases, in these Office Properties is primarily attributed to its ownership of indebtedness.

(g)	This Office Property is 100% leased to a single tenant on a triple net basis, whereby the tenant pays for certain operating expenses directly rather than reimbursing Equity Office. The amounts shown above for annualized rent include the amounts of reimbursement of expenses paid by Equity Office but do not make any adjustments for expenses paid directly by the tenant.

(h)	Equity Office owns the land and has an interest in the improvements at the Property through a joint venture with an unaffiliated party. In addition, Equity Office has a mortgage interest in such improvements.

(i)	Equity Office’s interest in the amenities component of this Office Property is primarily attributed to its ownership of mortgage indebtedness encumbering the theatre/plaza, retail, health club and parking facilities associated therewith.

(j)	Although this building is located in the San Francisco MSA/Menlo Park submarket according to Torto Wheaton Research, for EOP includes this building in the San Jose region.

Portfolio Data
Industrial Property Statistics/ Building Square Footage Roll Forward
June 30, 2003

			Percent of		Annualized
			Industrial		Rent for	Percent of	Annualized
			Portfolio		occupied square	Industrial	Rent per
	Number		Rentable	Percent	feet (in	Portfolio	Occupied Square
Primary Market	of Buildings	Rentable Square Feet	Square Feet	Occupied	thousands)(a)	Annualized Rent	Foot (a)

Los Angeles	1	130,600	2.2%	91.2%	$406	0.9%	$3.41
Oakland-East Bay	47	3,921,186	66.4%	86.9%	26,766	57.6%	$7.86
San Jose	28	1,855,673	31.4%	79.7%	19,300	41.5%	$13.04

Total/Weighted Average	76	5,907,459	100%	84.7%	$46,472	100%	$9.28

(a)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to June 30, 2003. Total rent abatements for leases in place as of June 30, 2003, for the period from July 1, 2003 to June 30, 2004 are approximately $0.1 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Building Square Footage Roll Forward

	Office Properties		Industrial Properties

		Total Square		Total Square
	Buildings	Feet	Buildings	Feet

Properties Owned as of:
December 31, 2002 (“Total Portfolio”)	734	125,725,399	77	5,967,759
Acquisitions	—	—	—	—
Dispositions	(6)	(437,473)	(1)	(60,300)
Developments placed in service	1	225,490	—	—
Building remeasurements	—	34,608	—	—

March 31, 2003 (“Total Portfolio”)	729	125,548,024	76	5,907,459

Acquisitions	—	—	—	—
Dispositions	(7)	(1,316,192)	—	—
Developments placed in service	—	—	—	—
Property taken out of service (b)	(1)	(115,340)	—	—
Building remeasurements	—	17,912	—	—

June 30, 2003 (“Total Portfolio”)	721	124,134,404	76	5,907,459

(b)	One building consisting of 115,340 square feet (Cambridge Science Center f/k/a Riverview I) is now considered a development.

Office Market Data
Equity Office’s 20 Largest Markets/ Vacancy Rates
June 30, 2003

Net Absorption, Completions and Vacancy Rates (a)

(a)  Sources: Torto Wheaton Research and CoStar as of 2nd Quarter 2003. Overall Vacancy Rate includes sublease space for all markets. Sublease space according to Torto Wheaton Research in the Top 20 markets was 3.3% as of 2nd Quarter 2003.

Includes adjustments from World Trade Center losses in 2001 and 2002.

Office Market Data
Equity Office’s 20 Largest Markets/ Vacancy Rates
June 30, 2003

Vacancy Rates of All Office Space
Compared to Equity Office

			Equity Office's Direct
	Overall Vacancy Rate for All	Direct Vacancy Rate for All	Vacancy Rate for Office Space
	Office Space (a)	Office Space (b)	(c)

Boston	16.4%	11.6%	9.1%
San Francisco	20.8%	14.6%	22.4%
San Jose	20.7%	13.9%	17.3%
Seattle	15.6%	12.0%	11.3%
New York	9.3%	6.3%	2.0%
Chicago	17.9%	14.8%	11.0%
Washington D.C	12.9%	9.7%	10.2%
Los Angeles	16.7%	14.4%	10.4%
Atlanta	22.1%	18.4%	20.1%
Orange County	16.2%	14.6%	10.2%
Minneapolis	19.3%	16.8%	9.0%
San Diego	14.2%	12.3%	8.8%
Portland	18.6%	15.2%	14.0%
Oakland-East Bay	16.7%	12.6%	10.9%
Denver	21.1%	17.5%	16.2%
Sacramento	14.8%	13.4%	5.0%
Dallas	26.5%	23.4%	17.0%
Stamford	18.0%	11.1%	11.6%
Philadelphia	15.9%	12.7%	9.8%
Houston	18.4%	15.5%	13.1%

Top 10 Markets	15.2%	11.8%	13.0%

All 20 Markets	16.6%	13.3%	12.8%

Markets ordered based on Equity Office’s Net Operating Income

(a)  Source: Torto Wheaton Research as of 2nd quarter 2003. Overall Vacancy includes sublease space for all markets.

(b)  Source: Torto Wheaton Research and Xceligent (Minneapolis- sublease) as of 2nd quarter 2003. Direct Vacancy excludes sublease space for all markets.

(c)  Equity Office’s Direct Vacancy Rate is as of June 30, 2003.

Forward-Looking Statements

Certain statements in this report may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of performance and we can give no assurance that our expectations will be realized. Our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in the general economic conditions; the extent, duration and strength of any economic recovery; the extent of any tenant bankruptcies and insolvencies; our ability to maintain occupancy and to timely lease or re-lease space at current or anticipated rents; the amount of lease terminations fees, if any; the cost and availability of debt and equity financing; our ability to refinance our debt at reasonable terms upon maturity; our ability to timely complete and lease current and future development projects, on budget and in accordance with expectations; our ability to realize anticipated costs savings from our EOPlus initiatives; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the SEC, including in our 2002 Form 10-K and Form 8-K filed with the SEC on July 15, 2003. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.